                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  SCHEDULE 14A

                                 (RULE 14a-101)
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant                      [ ]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.

[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).

[ ]  Definitive Proxy Statement.

[ ]  Definitive Additional Materials.

[ ]  Soliciting Material Pursuant to Section 240.14a-12.

                         COLONIAL INSURED MUNICIPAL FUND
                (Name of Registrant as Specified in its Charter)

________________________________________________________________________________
    (Name of Person(s) filing Proxy Statement, if other than the Registrant)

Payment of filing fee (check the approximate box):

[ ]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

     ___________________________________________________________________________

2)   Aggregate number of securities to which transaction applies:

     ___________________________________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     ___________________________________________________________________________

4)   Proposed maximum aggregate value of transaction:

     ___________________________________________________________________________

5)   Total fee paid:

     Fee paid previously with preliminary materials.

          Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)   Amount Previously Paid:

     ___________________________________________________________________________

2)   Form, Schedule or Registration Statement No.:

     ___________________________________________________________________________

3)   Filing Party:

     ___________________________________________________________________________

4)   Date Filed:

     ___________________________________________________________________________

                         COLONIAL INSURED MUNICIPAL FUND

May [[2]], 2007

Dear Shareholder:

The annual meeting of shareholders of Colonial Insured Municipal Fund (the "Fund") has been called to be held on June 22, 2007 at 2:00 p.m. Eastern time at One Financial Center, 12th floor, in Boston, Massachusetts.

Columbia Management Advisors, LLC, the investment adviser and administrator of the Fund, has agreed to sell certain assets used in its business of managing the Fund and other closed-end funds to Massachusetts Financial Services Company, Inc. ("MFS"). Upon the closing of the sale, the Fund's current investment advisory agreement with MFS pursuant to which MFS would serve as investment adviser to the Fund. Therefore, the meeting will be held for the following purposes:

     (1) to vote on a proposed new investment advisory agreement for the Fund between the Fund and MFS;

     (2) to vote on an amended and restated declaration of trust for the Fund, contingent upon shareholder approval of (1) above;

     (3) to elect trustees to the Board of Trustees of the Fund to replace all of the current trustees of the Fund, contingent upon shareholder approval of (1) above;

     (4) to elect trustees to the Board of Trustees of the Fund so that those current trustees whose terms will expire this year will continue to hold office until the trustees elected pursuant to (3) above take office or until the end of their stated terms, whichever is earlier;

and to transact any other business that may properly come before the meeting, or any adjournments or postponements thereof.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ALL PROPOSALS.

The enclosed proxy statement explains the proposals to be considered in greater detail. Please read it carefully. Although we hope that you can attend the annual meeting in person, we urge you in any event to vote your shares at your earliest convenience in order to make sure that you are represented at the meeting.

YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. YOU CAN VOTE EASILY AND QUICKLY BY MAIL, BY TELEPHONE, VIA THE INTERNET OR IN PERSON. A SELF-ADDRESSED, POSTAGE-PAID ENVELOPE HAS BEEN ENCLOSED FOR YOUR CONVENIENCE. PLEASE HELP AVOID THE EXPENSE OF A FOLLOW-UP MAILING BY VOTING TODAY.

We appreciate your participation and prompt response in these matters and thank you for your continued support.

                                        Sincerely,

                                        [[Insert Signature Graphic]]

                                        Christopher L. Wilson
                                        President

[[Job Code]]

                         COLONIAL INSURED MUNICIPAL FUND
                              One Financial Center
                        Boston, Massachusetts 02111-2621

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 22, 2007

To the Shareholders:

NOTICE IS HEREBY GIVEN that the annual meeting of shareholders (the "Meeting") of Colonial Insured Municipal Fund (the "Fund") will be held at the offices of the Fund at One Financial Center, 12th floor, Boston, Massachusetts, on June 22, 2007, at 2:00 p.m. Eastern time. The purpose of the Meeting is to consider and to act upon the following matters:

(1) to approve a new investment advisory agreement for the Fund between the Fund and Massachusetts Financial Services Company, Inc.;

(2) to approve an amended and restated declaration of trust for the Fund, contingent upon shareholder approval of (1) above;

(3) to elect trustees to the Board of Trustees of the Fund, to replace the current trustees of the Fund, contingent upon shareholder approval of (1) above, as outlined below:

     a. ten trustees to be elected by the holders of common shares of beneficial interest (the "Common Shares") and municipal auction rate cumulative preferred shares (the "Preferred Shares") of the Fund, voting together as a single class, and

     b. two trustees to be elected by the holders of Preferred Shares only, voting as a single class; and

(4) to elect trustees to the Board of Trustees of the Fund so that those current trustees whose terms will expire this year will continue to hold office until the trustees elected pursuant to (3) above take office or until the end of their stated terms, whichever is earlier, as outlined below:

     a. three trustees to be elected by the holders of Common Shares and Preferred Shares of the Fund, voting together as a single class, and

     b. two trustees to be elected by the holders of Preferred Shares only, voting as a single class;

and to transact any other business as may properly come before the Meeting, or any adjournments or postponements thereof.

The Board of Trustees has fixed the close of business on April 10, 2007 as the record date for the determination of the shareholders of the Fund entitled to notice of, and to vote at, the Meeting and any adjournments or postponements thereof.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" ALL PROPOSALS.

                                        By the Order of the Trustees

                                        [[Insert Signature Graphic]]

                                        James R. Bordewick, Jr.
                                        Secretary

YOUR VOTE IS IMPORTANT--PLEASE RETURN YOUR PROXY PROMPTLY.

                                    Notice 1

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. WE URGE YOU, WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING IN PERSON, TO INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. ALTERNATIVELY, YOU MAY VOTE BY TELEPHONE OR VIA THE INTERNET, PURSUANT TO THE INSTRUCTIONS ON THE ENCLOSED PROXY. WE ASK YOUR COOPERATION IN MAILING YOUR PROXY, OR VOTING BY TELEPHONE OR VIA THE INTERNET, PROMPTLY.

Dated: May [[2]], 2007

                                    Notice 2

     IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSALS

The following questions and answers provide an overview of the matters on which you are being asked to vote. The enclosed proxy statement contains more detailed information about each proposal, and we encourage you to read it in its entirety before voting. Your vote is important.

                              QUESTIONS AND ANSWERS

Q.   WHAT IS HAPPENING?

A. Columbia Management Advisors, LLC ("Columbia") recently entered into an asset purchase agreement with Massachusetts Financial Services Company, Inc. ("MFS") pursuant to which Columbia will sell certain assets used in its business of managing your Fund and certain other closed-end funds to MFS (the "Sale"), subject to certain conditions (as set forth in the asset purchase agreement and outlined in the enclosed proxy statement). Columbia and MFS anticipate that, if those conditions are met, the Sale will close in the third quarter of 2007.

     MFS, headquartered in Boston, Massachusetts, is a registered investment adviser and a subsidiary of Sun Life Financial, a Canadian financial services company headquartered in Toronto, Ontario, Canada. MFS offers a full spectrum of investment products to domestic and international retail, business, and institutional investors.

     If and when the Sale closes, your Fund's investment advisory agreement with Columbia would terminate, and your Fund would enter into a new investment advisory agreement with MFS. The enclosed proxy statement provides additional information about MFS, the proposed investment advisory agreement for your Fund, and certain other proposals on which the board of trustees of your Fund is soliciting your vote. As explained in the enclosed proxy statement, if approved by shareholders, the effectiveness of certain proposals is contingent upon the closing of the Sale. The asset purchase agreement contemplates that the Sale will close only if all of your Fund and certain other closed-end funds approve a new advisory agreement and elect nominees to the boards of trustees as described more fully in Proposal 3 in the enclosed proxy statement. If the Sale does not close, only the reelection of trustees will become effective.

     YOUR FUND'S BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR EACH PROPOSAL AND NOMINEE DESCRIBED IN THE ENCLOSED PROXY STATEMENT.

Q.   WHY ARE YOU SENDING ME THIS INFORMATION?

A. You are receiving the enclosed proxy statement and proxy card because you own shares of Colonial Insured Municipal Fund and have the right to vote on these important proposals concerning your investment.

Q.   WHY AM I BEING ASKED TO VOTE ON A NEW INVESTMENT ADVISORY AGREEMENT?

A. If the Sale closes, Columbia would no longer serve as the investment adviser to your Fund and your Fund's current investment advisory agreement would terminate. In order for MFS to serve as the investment adviser to your Fund, it must have an investment advisory agreement with your Fund that has been approved by the Fund's shareholders. Under applicable law, as a shareholder of your Fund, you have a right to vote on your Fund's new investment advisory agreement with MFS.

Q.   WHY AM I BEING ASKED TO VOTE ON A NEW DECLARATION OF TRUST?

A. The Fund operates under an agreement and declaration of trust, which is the Fund's organizational and governing document under Massachusetts law. As noted above, if the Sale closes, MFS would serve as the investment adviser to your Fund. MFS currently serves as investment adviser to six closed-end funds. The declarations of trust of such funds vary in certain ways (as described in the enclosed proxy statement) from your Fund's agreement and declaration of trust. MFS has advised your Fund's board of trustees that the adoption of a new declaration of trust that conforms to the form of declaration of trust currently in place for closed-end funds managed by MFS would make the administration of your Fund more efficient.


                                      Q&A 1

Q.   WHY AM I BEING ASKED TO ELECT NEW TRUSTEES?

A. In connection with the Sale, your Fund's trustees have recommended that shareholders elect a new slate of trustees who are more familiar with MFS and with the management and operation of funds managed by MFS. The proposed nominees currently serve as trustees of other funds managed by MFS. Two of the proposed nominees, if elected, would be "interested persons" (as defined in the Investment Company Act of 1940) of your Fund by reason of their affiliation with MFS. The other proposed nominees, if elected, would not be "interested persons" of your Fund. If all of the proposed nominees are elected, your Fund's board of trustees will consist of twelve trustees.

     Your Fund's trustees have also recommended that shareholders re-elect those current trustees of your Fund whose terms expire at the shareholder meeting. These persons have consented to serve as trustees of your Fund during the period from the shareholder meeting through the closing of the Sale, and, in the event that the Sale does not close, to serve as trustees of your Fund for the terms set forth in the enclosed proxy statement.

Q.   HOW WILL THE SALE AFFECT ME AS A SHAREHOLDER?

A. Neither your Fund's investment objectives and principal investment strategies nor the number of shares you hold will change as a result of the closing of the Sale. The terms of the proposed investment advisory agreement for your Fund are similar to those of the Fund's current investment advisory agreement. The contractual investment advisory fee rates currently payable by your Fund will not change, but the calculation methodology will change and may cause the amount of investment advisory fees payable by the Fund to increase. MFS has advised the trustees of your Fund that the current portfolio management personnel for your Fund will be replaced by portfolio management personnel employed by MFS.

Q.   WILL MY FUND'S NAME CHANGE?

A. Yes, MFS has advised the trustees of your Fund that your Fund's name will change as a result of the Sale. Your Fund's new name will be [[MFS Insured Municipal Fund]].

Q.   HOW DO THE TRUSTEES OF MY FUND RECOMMEND THAT I VOTE?

A.   The trustees of your Fund recommend that you vote FOR each proposal.

Q.   WILL MY FUND PAY FOR THIS PROXY SOLICITATION?

A.   No. Columbia has agreed to bear these costs.

Q.   HOW DO I VOTE MY SHARES?

A.   For your convenience, there are several ways you can vote:

     By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope.

     By Telephone: Call the toll-free number printed on the enclosed proxy card(s).

     By Internet: Access the website address printed on the enclosed proxy card(s).

     In Person: Attend the shareholder meeting as described in the enclosed proxy statement. If you wish to attend the meeting, we would appreciate your notifying us by calling [[__________]].

Q.   WHY MIGHT I RECEIVE MORE THAN ONE PROXY CARD?

A. If you own shares of more than one closed-end fund advised by Columbia, you will receive a separate proxy card for each such fund.


                                      Q&A 2

Q. WHOM SHOULD I CALL FOR ADDITIONAL INFORMATION ABOUT THE ENCLOSED PROXY STATEMENT?

A. If you need any assistance, or have any questions regarding the proposals or how to vote your shares, please call your Fund's proxy solicitor, The Altman Group, at [[__________]].


                                      Q&A 3

                                 PROXY STATEMENT

                         COLONIAL INSURED MUNICIPAL FUND
                              One Financial Center
                        Boston, Massachusetts 02111-2621

                         ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON JUNE 22, 2007

The annual meeting of shareholders (together with any adjournments or postponements thereof, the "Meeting"), of Colonial Insured Municipal Fund (the "Fund") has been called to be held on June 22, 2007 at 2:00 p.m., Eastern time, at One Financial Center, 12th floor, Boston, Massachusetts 02111-2621, for the following purposes (each a "Proposal" and collectively, the "Proposals"), each of which is described more fully herein:

(1) To vote on a proposed new investment advisory agreement for the Fund between the Fund and Massachusetts Financial Services Company, Inc. ("MFS").

(2) To vote on an amended and restated declaration of trust for the Fund, contingent upon shareholder approval of Proposal 1 above.

(3) To elect trustees to the Board of Trustees of the Fund to replace all of the current trustees of the Fund, contingent upon shareholder approval of Proposal 1 above.

(4) To elect trustees to the Board of Trustees of the Fund so that those current trustees whose terms will expire this year will continue to hold office until the trustees elected pursuant to Proposal 3 above take office or until the end of their stated terms, whichever is earlier.

SOLICITATION OF PROXIES

This solicitation of proxies is being made by the Board of Trustees (the "Board") of the Fund in connection with the Meeting and in connection with the proposed sale by Columbia Management Advisors, LLC ("Columbia"), the Fund's investment adviser, of certain assets used in its business of managing the Fund and Colonial California Insured Municipal Fund, Colonial High Income Municipal Trust, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust (collectively, the "Colonial Closed-End Funds") to MFS. Solicitation of proxies for use at the Meeting is being made by the mailing of this notice and proxy statement with its enclosures on or about May [[2]], 2007. Shareholders of record at the close of business on April 10, 2007 (the "Record Date") are entitled to notice of and to vote at the Meeting. Shareholders of the Fund whose shares are held by nominees, such as brokers, can vote their proxies by contacting their respective nominees. In addition to the solicitation of proxies by mail, officers and agents of the Fund and their affiliates may, without additional compensation, solicit proxies by telephone, telegraph, facsimile, or oral communication. Solicitation may also be made by The Altman Group, a proxy solicitation firm. The costs of soliciting proxies for the Colonial Closed-End Funds, estimated to be approximately thirty-five thousand U.S. dollars (US$35,000), plus reasonable out-of-pocket expenses, will be borne by Columbia pursuant to the terms of the Asset Purchase Agreement (as defined herein), and not by the Fund.

A shareholder may revoke a valid proxy at any time prior to its use by filing with the secretary of the Fund a written revocation or duly executed proxy bearing a later date. In addition, any shareholder who attends the Meeting in person may vote by ballot at the Meeting, thereby canceling any proxy previously given. (Note that merely attending the Meeting without voting will not cancel a previously given proxy.) The persons named in the accompanying proxy will vote as directed by the proxy, but in the absence of voting directions in any proxy that is signed and returned, they intend to vote "FOR" each Proposal and may vote in their discretion with respect to other matters not now known to the Board that may be presented at the Meeting.

If you have questions regarding the Meeting agenda or the execution of the proxy, call a representative toll-free at [[__________]].

                                GENERAL OVERVIEW

THE TRANSACTION

On April 10, 2007, Columbia entered into an asset purchase agreement with MFS (the "Asset Purchase Agreement") to sell certain assets used in Columbia's business of managing the Colonial Closed-End Funds to MFS (such transaction, the "Sale"). Upon the closing of the Sale (the "Closing"), MFS will serve as investment adviser to the Fund.

The Closing is subject to certain terms and conditions, including, among others:
(a) the approval by shareholders of each Colonial Closed-End Fund of a new investment advisory agreement with MFS, as set forth in Proposal 1; (b) the resignation of the current trustees of the Colonial Closed-End Funds and the election by shareholders of the Colonial Closed-End Funds of such of the nominees set forth in Proposal 3 as will create a new board of trustees for the Colonial Closed-End Funds at least 75% of whom are not "interested persons" (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Colonial Closed-End Funds; (c) the obtaining of any necessary regulatory approvals by Columbia and MFS; and (d) certain other conditions. Although there can be no assurance that the Sale will close, if each of the terms and conditions is satisfied or waived, Columbia and MFS anticipate that the Closing will occur in the third quarter of 2007.

Proposals relating to each of Colonial California Insured Municipal Fund, Colonial High Income Municipal Fund, Colonial InterMarket Income Trust I, Colonial Intermediate High Income Fund, Colonial Investment Grade Municipal Trust and Colonial Municipal Income Trust are discussed in a separate proxy statement.

POST-TRANSACTION STRUCTURE AND OPERATIONS

As noted above, upon the Closing, MFS will become the investment adviser to each Colonial Closed-End Fund. MFS currently does not anticipate any significant changes to the organization or structure of the Fund other than: (a) a new name for the Fund, as set forth above in the section of the enclosed materials captioned "Questions and Answers"; (b) the election of new trustees, as set forth in Proposal 3, and the appointment of new officers; (c) a change in portfolio management personnel; (d) a change in independent registered public accounting firm from PricewaterhouseCoopers LLP to Ernst & Young LLP, which is the independent registered public accounting firm for other registered investment companies managed by MFS; (e) the approval of an amended and restated declaration of trust for the Fund, as set forth in Proposal 2; (f) a new administrative services agreement with MFS pursuant to which MFS will provide administrative services to the Fund; (g) the negotiation of new agreements with existing service providers; and (h) a change in the expense reimbursement arrangements for the Fund.

NEW INVESTMENT ADVISORY AGREEMENTS (PROPOSAL 1)

Columbia currently serves as investment adviser to each Colonial Closed-End Fund. Upon the Closing, MFS will become the investment adviser to each Colonial Closed-End Fund pursuant to a new investment advisory agreement. The proposed investment advisory agreement with MFS for the Fund has similar terms and the same contractual fee rates as the corresponding investment advisory agreement for the Fund with Columbia, although MFS has advised the Board that it intends to terminate the expense reimbursement arrangement for Colonial Insured Municipal Fund, as described more fully below in the section captioned "Expense Reimbursement Arrangements". Although the contractual fee rates will not change, the calculation methodology will change and may cause the amount of investment advisory fees payable by the Fund to increase. If approved by shareholders, the new investment advisory agreement with MFS will become effective, and the existing investment advisory agreement with Columbia will terminate, upon the Closing. If some but not all Colonial Closed-End Funds approve the new investment advisory agreements, then the Closing may or may not occur with respect to the Fund, at the option of MFS and Columbia.

NEW DECLARATIONS OF TRUST (PROPOSAL 2)

In connection with the Sale, MFS has proposed, and the Board has agreed, to recommend to shareholders an amended and restated declaration of trust for the Fund that will conform to the form of declaration of trust generally in effect for the other registered closed-end investment companies managed by MFS. If the Sale does not close for any reason, the Fund's existing agreement and declaration of trust will remain in effect.

ELECTION OF TRUSTEES (PROPOSALS 3 AND 4)

In connection with the Sale, the Board has recommended that shareholders elect new trustees to take office upon the Closing. The proposed nominees set forth in Proposal 3 are trustees of other registered investment companies managed by MFS. If the Sale closes, the existing trustees and officers have indicated that they will resign effective upon the Closing.

If the Sale does not close for any reason, the current trustees of the Fund have indicated that they would not resign. The Board has recommended that shareholders re-elect those current trustees whose terms expire at the Meeting. The current trustees (including the trustees proposed for re-election) have consented to serve as currently constituted during the period between the Meeting and the Closing, and to serve as currently constituted in the event the Sale does not close.

VOTING RIGHTS

Shareholders of the Fund at the close of business on the Record Date will be entitled to be present and to give voting instructions at the Meeting with respect to their shares owned as of the Record Date. Shareholders of the Fund will be entitled to cast one vote on each Proposal and on each other matter on which they are entitled to vote at the Meeting for each share owned on the Record Date. Shareholders of common shares of the Fund will also be entitled to cast a proportionate fractional vote on each Proposal and on each other matter on which they are entitled to vote at the Meeting for each fractional common share owned on the Record Date. As of the Record Date, the Fund had 4,252,858.6670 common shares, 1,492 preferred shares and 4,254,350.6670 total shares outstanding, which in each case equals the number of votes to which the shareholders of such class of the Fund are entitled.

Votes cast in person or by proxy at the Meeting will be counted by persons appointed by the Fund as tellers for the Meeting (the "Tellers"). Thirty percent (30%) of the shares of the Fund outstanding on the Record Date and entitled to vote, present at the Meeting in person or represented by proxy, constitutes a quorum for the transaction of business by the shareholders of the Fund.

If a quorum for the Fund is not present at the Meeting, or if a quorum is present but sufficient votes to approve a Proposal on which the Fund's shareholders are voting have not been received, or for any other reason deemed appropriate by the persons named as proxies, the persons named as proxies may propose one or more adjournments of the Meeting as to the Fund to permit further solicitation of proxies. Any adjournment will require the affirmative vote of a majority of the shares of the Fund present at the Meeting in person or represented by proxy. If an adjournment is proposed with respect to one or more Proposals for the Fund, the persons named as proxies will vote all proxies that they are entitled to vote for each such Proposal FOR such an adjournment and will vote any proxies that they are required to vote against each such Proposal AGAINST such an adjournment. The Meeting also may be postponed by the Board.

The Fund expects that, before the Meeting, broker-dealer firms holding shares of the Fund in "street name" for their customers will request voting instructions from their customers and beneficial owners. If those instructions are not received by the date specified by the broker-dealer firm, the Fund understands that the broker-dealers that are members of the New York Stock Exchange may not be able to vote on certain items to be considered at the Meeting on behalf of their customers and beneficial owners under the rules of the New York Stock Exchange. In determining whether a quorum is present, the Tellers will count shares represented by proxies that reflect abstentions and "broker non-votes" as shares that are present and entitled to vote. Because these shares will be counted as present, but not as voting in favor of any Proposal, for purposes other than adjournment, these shares will have the same effect as if they cast votes against the Proposal. "Broker non-votes" are shares held by brokers or nominees as to which (i) the broker or nominee does not have discretionary voting power and (ii) the broker or nominee has not received instructions from the beneficial owner or other person who is entitled to instruct how the shares will be voted.

BENEFICIAL OWNERS

Appendix A to this proxy statement lists the persons that, to the knowledge of the Fund, owned beneficially 5% or more of the outstanding shares of any class of the Fund as of the Record Date. A shareholder who owns beneficially, directly or indirectly, more than 25% of the Fund's voting securities may be deemed a "control person" (as defined in the 1940 Act) of the Fund. The trustees and officers of the Fund, in the aggregate, owned less than 1% of the Fund's outstanding shares as of the Record Date. The Fund is aware of no arrangements other than those disclosed herein the operation of which at a subsequent date may result in a change in control of the Fund.

EXPENSES

The expenses incurred in connection with the solicitation of proxies for the Meeting, including preparation, filing, printing, mailing and solicitation expenses, legal fees, out-of-pocket expenses and expenses of any proxy solicitation firm, will be paid by Columbia pursuant to the terms of the Asset Purchase Agreement, and not by the Fund.

SHAREHOLDER REPORTS

THE FUND WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS MOST RECENT ANNUAL REPORT AND, IF APPLICABLE, ITS MOST RECENT SEMIANNUAL REPORT SUBSEQUENT TO SUCH ANNUAL REPORT, TO ITS SHAREHOLDERS ON REQUEST. REQUESTS FOR A REPORT SHOULD BE DIRECTED TO THE FUND BY MAIL TO ONE FINANCIAL CENTER, BOSTON, MASSACHUSETTS 02111-2621, BY CALLING 1-800-730-6001 OR BY VISITING WWW.COLUMBIAMANAGEMENT.COM/COLONIALFUNDS/HOME.HTM.

                                   PROPOSAL 1
             TO APPROVE A NEW INVESTMENT ADVISORY AGREEMENT WITH MFS

BACKGROUND

As discussed above, Columbia and MFS have entered into an Asset Purchase Agreement pursuant to which Columbia will sell certain assets used in its business of managing the Colonial Closed-End Funds to MFS. Accordingly, shareholders of the Fund are being asked to approve a new investment advisory agreement (a "New Advisory Agreement") between MFS and the Fund. If this Proposal 1 is approved by shareholders of all Colonial Closed-End Funds, and if certain other conditions to the Closing are satisfied or waived, it is anticipated that the Closing will occur in [[July]] 2007. If this Proposal 1 is approved by some, but not all, Colonial Closed-End Funds, or other closing conditions are not satisfied, then the Closing may or may not occur with respect to the Fund, at the option of MFS and/or Columbia. Upon the Closing, the investment advisory agreement currently in place between Columbia and the Fund (the "Current Advisory Agreement") will terminate, and the New Advisory Agreement between MFS and the Fund will take effect.

At a meeting held on April 10, 2007, the Board, including the trustees who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund (collectively, the "Independent Trustees"), approved each New Advisory Agreement by unanimous vote, subject to shareholder approval. A description of the New Advisory Agreement is provided below under the caption "The New Advisory Agreement." In addition, a summary of the considerations of the Board with respect to the New Advisory Agreement is provided below under the caption "Board Considerations."

THE CURRENT ADVISORY AGREEMENT

As stated above, the Fund currently is party to an investment advisory agreement with Columbia which was continued most recently at the Board's October 2006 meeting. The table below sets forth the date of the Current Advisory Agreement, the date on which it was last submitted to a vote of shareholders of the Fund and the purpose of such submission.

              FUND                DATE OF AGREEMENT   DATE OF SHAREHOLDER VOTE          PURPOSE
              ----                -----------------   ------------------------   --------------------
Colonial Insured Municipal Fund   November 1, 2001       September 26, 2001      Change of control of
                                                                                        adviser

The table below sets forth the aggregate amount of the investment advisory fees paid by the Fund to Columbia, the aggregate amount of any other material payments by the Fund to Columbia and/or its affiliates and the purpose of any such payments for the fiscal year ended November 30, 2006.

                                  INVESTMENT ADVISORY                               PURPOSE OF OTHER
              FUND                       FEES           OTHER MATERIAL PAYMENTS          PAYMENTS
              ----                -------------------   -----------------------   ---------------------
Colonial Insured Municipal Fund         $36,835                  $6,514           Pricing & bookkeeping
                                                                                          fees

THE NEW ADVISORY AGREEMENT

Under the New Advisory Agreement for the Fund, MFS will, among other things: (i) continuously furnish an investment program for the Fund; (ii) exercise voting rights, rights to consent to corporate actions and other similar rights with regard to the Fund's portfolio securities; (iii) place orders for the purchase, sale and exchange of securities for the accounts of the Fund; and (iv) enter into subadvisory contracts, if appropriate.

Under the New Advisory Agreement for the Fund, MFS will furnish at its own expense investment advisory and administrative services, office space, certain necessary equipment and clerical personnel, investment advisory facilities and executive and supervisory personnel. The Fund will be responsible for all expenses not specifically borne by MFS under the New Advisory Agreement, including: expenses relating to the issuance of shares of the Fund; compensation of trustees not affiliated with MFS; Investment Company Institute membership dues allocable to the Fund; governmental fees, interest charges and taxes; fees and expenses of independent auditors, legal counsel, and transfer, registrar or dividend disbursing agents of the Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements, and reports to government officers and commissions; brokerage and other execution, recording and settlement expenses; insurance premiums; custodian fees and expenses; expenses of calculating the net asset value of shares of the Fund; organizational and start up costs; non-recurring and extraordinary expenses, including those relating to actions involving the Fund and indemnification of the Fund's trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of the Fund and, generally, the preparation, printing and mailing of prospectuses for such purposes.

The form of the New Advisory Agreement for the Fund is attached to this proxy statement in Appendix B, and the description set forth in this proxy statement of the form of the New Advisory Agreement is qualified in its entirety by reference to Appendix B.

Under the New Advisory Agreement, MFS will be entitled to compensation at the same contractual rates as under the corresponding Current Advisory Agreement. The New Advisory Agreement provides that compensation is calculated as a percentage of average daily net assets, rather than as a percentage of average weekly net assets, as in the Current Advisory Agreement. This change in calculation methodology is meant to conform the New Advisory Agreement to advisory agreements for other funds managed by MFS. This change may cause the amount of investment advisory fees payable by the Funds to increase. MFS also has advised the Board that it will continue the management fee waiver arrangement currently in place for the Fund. The table below sets forth for the Fund the annual contractual investment advisory fee rate as a percentage of average weekly net assets(1) and the annual rate of such fee after Columbia's waiver of investment advisory fees, if any, for the fiscal year ended November 30, 2006:

                                                               ADVISORY FEE
              FUND                CONTRACTUAL ADVISORY FEE   (NET OF WAIVER)
              ----                ------------------------   ---------------
Colonial Insured Municipal Fund             0.65%                0.45%(2)

(1). Average weekly net assets include assets attributable to municipal auction rate cumulative preferred shares for Funds that have such shares outstanding.

(2). Columbia has contractually agreed to waive a portion of its investment advisory fee for the years ending November 30, 2007, 2008 and 2009 so that Colonial Insured Municipal Fund's investment advisory fee will not exceed the annual rates of 0.50%, 0.55% and 0.60%, respectively. MFS has advised the Board that it will continue this management fee waiver arrangement.

The table below sets forth the total advisory fees (net of waiver) paid by the Fund to Columbia pursuant to its Current Advisory Agreement during the fiscal year ended November 30, 2006, the total advisory fees (net of waiver) that would have been paid by the Fund to MFS pursuant to the New Advisory Agreement, and the percentage difference between the two.

                                       TOTAL INVESTMENT ADVISORY FEES:
                                  ----------------------------------------
                                  ACTUALLY PAID UNDER    ESTIMATED PAYABLE
                                    CURRENT ADVISORY    UNDER NEW ADVISORY
              FUND                      AGREEMENT           AGREEMENT        PERCENTAGE CHANGE
              ----                -------------------   ------------------   -----------------
Colonial Insured Municipal Fund          $36,835              $36,835                0%

The New Advisory Agreement will continue in effect for a period of two years from its effective date, on which date it will terminate unless its continuance is "specifically approved at least annually" (i) by the vote of a majority of the Independent Trustees of the Fund at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board or by the "vote of a majority of the outstanding voting securities" of the Fund.

The New Advisory Agreement generally provides that it may be terminated at any time, without penalty, by the Board or by the "vote of a majority of the outstanding voting securities" of the Fund, or by MFS, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. The New Advisory Agreement also shall automatically terminate in the event of its "assignment". The New Advisory Agreement may be amended with respect to the Fund only if such amendment is in writing signed by or on behalf of the Fund and MFS and is approved by the "vote of a majority of the outstanding voting securities" of the Fund (if such shareholder approval is required by the 1940 Act).

As used herein, the terms "specifically approved at least annually," "vote of a majority of the outstanding securities" and "assignment" are used with the meanings thereof contemplated by the 1940 Act.

Like the Current Advisory Agreement with respect to Columbia, the New Advisory Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of duties and obligations on the part of MFS, MFS shall not be liable for any error of judgment or mistake of law, for any loss arising out of any investment or for any act or omission in the execution and management of the Fund.

EXPENSE REIMBURSEMENT ARRANGEMENT

Columbia has agreed to reimburse the Fund if its operating expenses (excluding advisory fees, brokerage commissions, interest, taxes and extraordinary expenses) exceed 0.20% annually of its average weekly net assets, including assets attributable to municipal auction rate cumulative preferred shares. If the Sale closes, MFS has advised the Board that it will terminate that expense reimbursement arrangement and agree to reimburse the Fund if its total operating expenses (excluding taxes, brokerage and transaction costs, currency conversion costs, extraordinary expenses, expenses associated with the Fund's investing activities and preferred shares remarketing fees) exceed 0.70% and 0.75% annually of its average daily net assets, including assets attributable to municipal auction rate cumulative preferred shares, for the years ending November 30, 2007 and November 30, 2008, respectively. The current and estimated expense ratios for the Fund are set forth in the table below under the caption "New Administrative Services Agreement."

NEW ADMINISTRATIVE SERVICES AGREEMENT

If shareholders approve this Proposal 1 and the Closing occurs, the Fund also will enter into a new administrative services agreement (the "Administrative Services Agreement") with MFS. Pursuant to the Administrative Services Agreement, MFS will provide administrative services to the Fund, including but not limited to the preparation of financial information and related reports and the facilitation of audits thereof; the negotiation of contracts with service providers regarding the computation of net asset value, offering price, dividends, yields and other values, and the oversight thereof; the administration and oversight of portfolio securities valuations; the arrangement of organizational and registration matters; the preparation and filing of regulatory filings, reports and related materials; the administration and maintenance of certain compliance polices, procedures and programs, and the monitoring thereof; the administration of shareholder meetings; the provision of legal guidance; the preparation of materials for and the facilitation of board and committee meetings; the printing, production and delivery of shareholder communications and other documents; and various oversight functions. As compensation for the provisions of such administrative services, the Fund will pay to MFS a fee calculated as follows: (i) a fixed annual fee of $17,500 plus
(ii) an annual fee calculated as a percentage of the average daily net assets of the Fund, as follows: 0.0000% of such assets up to $50,000,000, plus 0.0175% of such assets in excess of $50,000,000 but less than or equal to $750,000,000, plus 0.0170% of such assets in excess of $750,000,000 but less than or equal to $1,500,000,000 plus 0.0165% of such assets in excess of $1,500,000,000 but less than or equal to $2,500,000,000, plus 0.0120% of such assets in excess of $2,500,000,000 but less than or equal to $4,000,000,000, plus 0.0000% of such assets in excess of $4,000,000,000. Such fees are subject to a ceiling and a floor each year calculated with respect to fees payable to MFS by all funds for which MFS provides services pursuant to the Administrative Services Agreement (which includes funds other than the Fund).

The table below sets forth the Fund's annual expense ratios for the year ended November 30, 2006 (adjusted to reflect current fee waiver arrangements) and the estimated pro forma annual expense ratios for the year ending November 30, 2007, assuming the approval by shareholders of this Proposal 1 and the Closing of the Sale.

Colonial Insured Municipal Fund

                            EXISTING    ESTIMATED
                            --------    ---------
Management Fee               0.65%       0.65%
Administrative Fee             --        0.03%
Other Expenses               0.26%       0.12%(1)
                            -----       -----
Total Operating Expenses     0.91%       0.80%
Less Waiver/Reimbursement   (0.15)%(2)  (0.15)%(3)
                            -----       -----
Net Operating Expenses       0.76%       0.65%

----------
(1). Estimated other expenses shown are based on contractual rates for services provided to other funds advised by MFS. Actual other expenses may differ from estimated other expenses.

(2). Columbia agreed contractually to waive the management fee payable by the Fund so that such management fee would not exceed 0.45%, 0.50%, 0.55% and 0.60% annually of average weekly net assets, including assets attributable to municipal auction rate cumulative preferred shares, for the years ending November 30, 2006, November 30, 2007, November 30, 2008 and November 30, 2009, respectively. The waiver shown in the table is the waiver applicable for the year ending November 30, 2007. Columbia also agreed voluntarily to reimburse the Fund for certain expenses so that total operating expenses (exclusive of management fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) would not exceed 0.20% annually of average weekly net assets, including assets applicable to preferred shares. If this reimbursement arrangement were reflected in the table, net operating expenses would be 0.70%. This reimbursement arrangement may be terminated by Columbia at any time.

(3). MFS has agreed contractually to waive the management fee payable by the Fund so that such management fee does not exceed 0.50%, 0.55% and 0.60% of average daily net assets, including assets attributable to municipal auction rate cumulative preferred shares, for the years ending November 30, 2007, November 30, 2008 and November 30, 2009, respectively. MFS also has agreed voluntarily to reimburse the Fund for certain expenses so that total operating expenses (excluding taxes, brokerage and transaction costs, currency conversion costs, extraordinary expenses, expenses associated with the Fund's investing activities and preferred shares remarketing fees) would not exceed 0.70% and 0.75% annually of average daily net assets, including assets attributable to municipal auction rate cumulative preferred shares, for the years ending November 30, 2007 and November 30, 2008, respectively. MFS may terminate this reimbursement arrangement only with the approval of the Fund's board.

The example expenses below show the expenses a shareholder would bear, on both a current and an estimated basis, given an investment in the Fund, assuming that a shareholders has a $1,000 investment, that the Fund returns 5% each year, that the operating expenses set forth above remain the same throughout the indicated periods and that all dividends and distributions are reinvested at net asset value. The example expenses should not be considered a representation of future expenses of the Fund; actual expenses may be greater or lesser than those shown.

                     1 YEAR            3 YEARS             5 YEARS          10 YEARS
                     ------            -------             -------          --------
CURRENT            $[[_____]]         $[[_____]]         $[[_____]]        $[[_____]]
ESTIMATED          $[[_____]]         $[[_____]]         $[[_____]]        $[[_____]]

COVENANTS REGARDING CERTAIN LEGAL REQUIREMENTS UNDER THE 1940 ACT

MFS has made certain covenants regarding compliance with Section 15(f) of the 1940 Act, which provides in pertinent part that an investment adviser or any of its affiliated persons may receive any amount or benefit in connection with certain transactions, such as the Sale, involving an assignment of an investment advisory agreement as long as two conditions are satisfied.

The first condition requires that no "unfair burden" may be imposed on the investment company as a result of such transactions, or as a result of any express or implied terms, conditions or understandings applicable to such transactions. The term "unfair burden," as defined in the 1940 Act, includes any arrangement during the two-year period after the change in control whereby the investment adviser (or predecessor or successor investment adviser), or any interested person of any such investment adviser, receives or is entitled to receive any compensation, directly or indirectly, from such investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of such investment company (other than bona fide ordinary fees for principal underwriting services). No such compensation arrangements are contemplated in the Sale. MFS has agreed with Columbia to use its reasonable best efforts to ensure that neither the Sale nor any terms, conditions or understandings applicable thereto will cause the imposition of an "unfair burden" on the Fund.

The second condition requires that, during the three-year period immediately following the closing of such transactions, at least 75% of the investment company's board of trustees must not be "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the investment adviser or predecessor investment adviser. The Board currently satisfies, the Nominees (as hereinafter defined), if elected, would satisfy, and MFS has agreed with Columbia to use its reasonable best efforts to ensure continued satisfaction of, such 75% requirement.

INFORMATION REGARDING MFS

MFS is registered as an investment adviser under the Investment Advisers Act of 1940, as amended. MFS offers a full spectrum of investment products to domestic and international retail, business, and institutional investors. As of December 31, 2006, MFS had approximately $187 billion in assets under management. MFS currently manages six closed-end funds. MFS' principal office address is 500 Boylston Street, Boston, MA 02116.

MFS currently manages one closed-end fund with investment objectives similar to the Fund. The table below sets forth, for such fund, its net assets as of October 31, 2006, its currently effective annual rate of management fee and any currently effective management fee waivers.

        FUND NAME             NET ASSETS          MANAGEMENT FEE         MANAGEMENT FEE WAIVER
        ---------            ------------   --------------------------   ---------------------
MFS Municipal Income Trust   $323,098,699   0.40% of average daily net           None
                                            assets plus 6.32% of gross
                                            income

MFS's principal executive officers and directors and the principal occupation of each are shown below. The address of each such principal executive officer and director is c/o MFS Investment Management, 500 Boylston Street, Boston, MA 02116.

         NAME                                           PRINCIPAL OCCUPATION
         ----                                           --------------------
Donald Alexander Stewart   Director, MFS; Chief Executive Officer, Sun Life Financial, Inc.
Martin Eric Beaulieu       Executive Vice President, MFS
Robert James Manning       Director, President, Chief Executive Officer and Chief Investment Officer, MFS
Robert Charles Pozen       Director and Chairman, MFS
Maria Frances Dwyer        Executive Vice President, Chief Regulatory Officer and Chief Compliance
                           Officer, MFS
Paul Thomas Kirwan         Executive Vice President and Chief Financial Officer, MFS
Robin Ann Stelmach         Executive Vice President and Chief Operations Officer, MFS
Thomas A. Bogart           Director, MFS; Executive Vice President and Chief Legal Officer, Sun Life
                           Financial, Inc.
Mark Neil Polebaum         Executive Vice President, General Counsel and Secretary, MFS

MFS' Parents are shown below, along with their bases of control of MFS. For purposes of this proxy statement, the term "Parent" has the meaning ascribed to it in Item 22(a)(1)(ix) of Rule 14a-101 under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

            PARENT              BASIS OF CONTROL        IMMEDIATE PARENT          BASIS OF CONTROL
            ------              ----------------   --------------------------   --------------------
Sun Life Financial Inc.            Shareholder      Sun Life Financial Corp.         Shareholder

Sun Life Financial Corp.         Indirect Owner    Sun Life Assurance Company        Shareholder
                                                        of Canada - U.S.
                                                    Operations Holdings, Inc.

Sun Life Assurance Company of    Indirect Owner     Sun Life Financial (U.S.)        Shareholder
Canada - U.S. Operations                                 Holdings, Inc.
Holdings, Inc.

Sun Life Financial (U.S.)        Indirect Owner     Sun Life Financial (U.S.)        Shareholder
Holdings, Inc.                                           Investments LLC

Sun Life Financial (U.S.)        Indirect Owner     Sun Life of Canada (U.S.)   Holder of Membership
Investments LLC                                        Financial Services             Interests
                                                         Holdings, Inc.

Sun Life of Canada (U.S.)        Indirect Owner                N/A                       N/A
Financial Services Holdings,
Inc.

MFS has advised the Board that no person not listed in the table above holds 10% or more of the securities of MFS.

[[No current officer or trustee of the Fund is an officer, employee, director or shareholder of MFS. No current officer or trustee of the Fund has any material interest in MFS. No current trustee of the Fund has any material interest in any transaction with MFS or any Parent of MFS.]]

MFS has advised the Board that it has no financial condition that could impair its ability to fulfill its obligations under the New Advisory Agreement.

Please see the section captioned "Arrangements for Selection as Nominee" in Appendix E hereto for information regarding any arrangements or understandings made in connection with the proposed New Advisory Agreement with respect to the composition of the Board after the Closing.

BOARD CONSIDERATIONS

The Advisory Fees and Expenses Committee of the Board reviewed the New Advisory Agreement and determined to recommend that the full Board approve that agreement.


The Board received and reviewed all materials that they, their legal counsel or MFS, the Fund's proposed investment adviser, believed to be reasonably necessary for the Board to evaluate and to determine whether to approve the New Advisory Agreement. Those materials included, among other items, (i) information on the investment performance of funds advised by MFS relative to the performance of peer groups and performance benchmarks, (ii) information on the Fund's anticipated investment advisory fees and other expenses, including information about anticipated expense caps and fee waivers, (iii) information about the anticipated profitability of the New Advisory Agreement to MFS, and potential "fall-out" or ancillary benefits that MFS and its affiliates may receive as a result of their relationships with the Fund and (iv) additional information provided by MFS in response to a request of independent legal counsel to the Independent Trustees. The Board also considered other information such as (v) MFS' financial condition, (vi) the Fund's investment objective and strategies and the size, education and experience of the portfolio management staff MFS proposes to manage the Fund, (vii) the anticipated use by MFS of "soft" commission dollars to pay for research products and services, and (viii) MFS' resources to be devoted to the Fund's investment policies and restrictions, and MFS' policies on personal securities transactions and other compliance policies. The Board had the opportunity to ask questions of, and to request additional materials from, MFS and to consult in executive session independent legal counsel to the Independent Trustees.

In considering whether to approve the New Advisory Agreement, the Board, including the Independent Trustees, did not identify any single factor as determinative, and each trustee weighed various factors as he or she deemed appropriate. The Board considered the following matters in connection with their approval of the New Advisory Agreement:

The nature, extent and quality of the services to be provided to the Fund under the New Advisory Agreement. The Board considered the nature, extent and quality of the services to be provided by MFS and its affiliates to the Fund and the resources to be dedicated to the Fund by MFS and its affiliates. Among other things, the Board considered (i) MFS's ability, including its resources, compensation programs for personnel involved in portfolio management, reputation and other attributes, to attract and retain highly qualified research, investment advisory and supervisory investment professionals; (ii) the portfolio management services to be provided by those investment professionals; and (iii) how those services compared to the services provided under the Current Advisory Agreement. After reviewing the above and related factors, the Board concluded, within the context of its overall conclusions regarding the New Advisory Agreement, that the nature, extent and quality of services provided supported the approval of the New Advisory Agreement.

Investment performance of funds advised by MFS. The Board reviewed information about the performance of various funds advised by MFS over various time periods, including information prepared by MFS that compared the performance of each Fund to the performance of peer groups and performance benchmarks. The Board also considered MFS' reputation generally and MFS' commitment to the business of managing closed-end funds, including its experience managing the six closed-end funds currently managed by MFS. After reviewing the above and related factors, the Board concluded, within the context of its overall conclusions regarding the New Advisory Agreement, that the performance of MFS was sufficient, in light of other considerations, to warrant the approval of the New Advisory Agreement.

The costs of the services to be provided and the profits to be realized by MFS and its affiliates from their relationships with the Fund. The Board considered the fees to be charged to the Fund for investment advisory services as well as the anticipated total expense levels of the Fund. That information included information about the investment advisory fees charged by MFS to comparable accounts. In evaluating the Fund's anticipated investment advisory fees, the Board took into account the fact that the investment advisory fees included in the New Advisory Agreement were the same as those included in the Current Advisory Agreement. The Board also took into account the demands and complexity of the investment management of the Fund. The Board considered the expense reductions that MFS anticipated would result from the shift to the group of service providers currently employed for transfer agency, fund accounting and custody services by funds advised by MFS.

The Board also considered the compensation to be received directly or indirectly by MFS and its affiliates from their relationships with the Fund. The Board reviewed information provided by MFS regarding the estimated profitability to MFS and its affiliates of their relationships with the Fund, and information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Board also considered court cases in which investment adviser profitability was an issue in whole or in part, the performance of funds advised by MFS, the anticipated expense levels of the Fund and the extent to which MFS would implement expense caps for the Fund. After reviewing the foregoing and related factors, the Board concluded, within the context of its overall conclusions regarding each of the New Advisory Agreement, that the investment advisory fees to be charged to the Fund were fair and reasonable, and that the anticipated costs of the investment advisory services generally, and the related anticipated profitability to MFS and its affiliates of their relationships with the Fund, supported the approval of the New Advisory Agreement.

Economies of Scale. The Board considered the potential existence of economies of scale in the provision of services by MFS to the Fund and whether those economies would be shared with the Fund through breakpoints in the investment advisory fees or other means, such as expense caps. The Board noted that the Fund benefited from fee waivers and expense caps prior to the Sale, and that it was expected to continue to so benefit. In considering the issues above, the Board also took note of the expected profitability to MFS and its affiliates of their proposed relationships with the Fund, as discussed above. After reviewing the above and related factors, the Board concluded, within the context of its overall conclusions regarding the New Advisory Agreement, that the extent to which economies of scale were expected to be shared with the Fund supported the approval of the New Advisory Agreement.

Other Factors. The Board also considered other factors, which included but were not limited to the following:

     - the compliance programs of MFS and the compliance-related resources that MFS and its affiliates would provide to the Fund.

     - the nature, quality, estimated cost and extent of administrative and shareholder services to be performed by MFS and its affiliates, both under the New Advisory Agreement and under separate agreements for the provision of administrative services.

     - so-called "fall-out benefits" to MFS, such as the engagement of its affiliates to provide services to the Fund, as well as possible conflicts of interest associated with those fall-out and other benefits.

Based on its evaluation of all factors that it deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Board, including all of the Independent Trustees, approved the New Advisory Agreement.

REQUIRED VOTE AND RECOMMENDATION

Approval of a New Advisory Agreement on behalf of the Fund requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which for this purpose means the affirmative vote of the lesser of (i) more than 50% of the outstanding shares of the Fund or (ii) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present at the Meeting in person or represented by proxy. Holders of municipal auction rate cumulative preferred shares ("Preferred Shares") and holders of common shares of beneficial interest ("Common Shares") vote together as a single class on this Proposal 1.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, HAS CONCLUDED THAT PROPOSAL 1 IS IN THE BEST INTERESTS OF SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 1.

                                   PROPOSAL 2
            TO APPROVE AN AMENDED AND RESTATED DECLARATION OF TRUST

The Fund, like other investment companies, is subject to comprehensive federal laws and regulations (in particular, to the 1940 Act) and to state laws. The Fund is subject to Massachusetts law because the Fund is a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under an organizational document, usually called declaration of trust, which sets forth various provisions relating primarily to the authority and governance of the business trust. The Fund currently operates under its own agreement and declaration of trust (the "Current Declaration").

The Board recommends that shareholders of the Fund vote to approve an Amended and Restated Declaration of Trust for the Fund (the "Revised Declaration") if Proposal 1 is approved. The Board believes that, if the New Advisory Agreement for the Fund referenced in Proposal 1 is approved and the Sale closes, in order to increase the efficiency of administration of the Fund by MFS, it is in the best interests of shareholders to conform the Current Declaration of the Fund to the form of declaration of trust used for other closed-end funds advised by MFS.

Adoption of a Revised Declaration for the Fund will not alter the Fund's current investments or investment policies.

A description of the material differences between the Current Declaration and the form of proposed Revised Declaration is set forth in Appendix C.

If Proposal 1 and this Proposal 2 are approved by the shareholders of the Fund, the Revised Declaration will become effective when a majority of the trustees of the Fund has signed the Revised Declaration. The Fund currently anticipates that, if the requisite shareholder approvals are obtained and if the Closing occurs, the Revised Declaration for the Fund will become effective immediately after the Closing.

The foregoing discussion and the summary set forth in Appendix C hereto are qualified in their entireties by reference to the form of Revised Declaration, which is attached hereto in Appendix D.

MFS has indicated that it intends, following the Closing, to propose to the trustees of the Fund that the bylaws of the Fund be amended to conform them more closely to the bylaws of the other closed-end funds advised by MFS. Unlike the Current Declarations, the proposed form of Revised Declaration does not address quorum requirements for shareholder meetings. MFS has advised the Board that the amended bylaws of the Fund will address quorum requirements for shareholder meetings. MFS has also advised the Board that the Fund's quorum for shareholder meetings will not change upon Closing.

REQUIRED VOTE AND BOARD RECOMMENDATION

Approval of the Revised Declaration requires (i) the affirmative vote of at least [[66 2/3]]% of the Common Shares and Preferred Shares of the Fund entitled to vote, voting together as a single class, and (ii) the affirmative vote of at least [[a majority]] of the Preferred Shares outstanding on the Record Date. If the shareholders of the Fund fail to approve the Revised Declaration, or if the Sale does not close, the Current Declaration will remain in effect. The Sale may close even if the Revised Declaration is not approved by shareholders of the Fund.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, HAS CONCLUDED THAT PROPOSAL 2 IS IN THE BEST INTERESTS OF SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" PROPOSAL 2.

                                   PROPOSAL 3
                   TO ELECT TRUSTEES IF PROPOSAL 1 IS APPROVED

BACKGROUND

The current trustees of the Fund have indicated that, if the New Advisory Agreement referenced in Proposal 1 is approved and the Closing occurs, they will resign in order to facilitate the oversight of the Fund by the same board of trustees that currently oversees other funds advised by MFS. The current trustees of the Fund believe that the interests of shareholders would most efficiently and effectively be represented by trustees who are more familiar with MFS and with the management and operation of other funds advised by MFS. Messrs. Robert E. Butler, David H. Gunning, William R. Gutow, Michael Hegarty,
J. Atwood Ives, Robert J. Manning, Lawrence T. Perera, Robert C. Pozen, J. Dale Sherratt and Robert W. Uek, Dr. Lawrence H. Cohn and Ms. Laurie J. Thomsen (each a "Nominee" and collectively, the "Nominees"), each of whom has agreed to serve, have been nominated for election as trustees of the Fund. The Nominees would serve in accordance with the Revised Declaration (or, if Proposal 2 is not approved by shareholders, the Current Declaration) and the bylaws of the Fund.

At a meeting held on April 10, 2007, the Board, including the Independent Trustees, nominated each Nominee for election by shareholders of the Fund if Proposal 1 is approved by shareholders and the Closing occurs. If, prior to the Meeting, any Nominee refuses or becomes unable to serve, or becomes unavailable for election, the persons named as proxies may vote the enclosed proxy for a substitute nominee in their discretion.

The Board of the Fund has fixed the number of trustees for the Fund at twelve, contingent upon approval by the shareholders of the Fund of Proposal 1 and the occurrence of the Closing.

NOMINEES

The following ten Nominees are proposed for election by the holders of Common Shares and Preferred Shares, voting together as a single class: Messrs. Butler, Gunning, Gutow, Hegarty, Manning, Perera, Pozen, Sherratt and Uek and Dr. Cohn. The following two Nominees are proposed for election by the holders of Preferred
Shares: Mr. Ives and Ms. Thomsen.

The Nominees, if elected, would be divided into three classes as follows, each with a term expiring in the year indicated:

   2008           2009          2010
   ----           ----          ----
Mr. Gutow     Mr. Butler     Dr. Cohn
Mr. Hegarty   Mr. Gunning    Mr. Manning
Mr. Ives      Mr. Pozen      Mr. Perera
Mr. Uek       Mr. Sherratt   Ms. Thomsen

The Nominees have advised the Board that, if elected, they would intend to impose a mandatory retirement age of 73 years.

REQUIRED VOTE

The affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or represented by proxy, is required for the election of each of Messrs. Butler, Gunning, Gutow, Hegarty, Ives, Manning, Perera, Pozen, Sherratt and Uek and Dr. Cohn, and the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or represented by proxy, is required for the election of each of Mr. Ives and Ms. Thomsen.

INFORMATION REGARDING NOMINEES

For information regarding the Nominees, please see Appendix E to this proxy statement.

OWNERSHIP OF SHARES OF THE FUND BY NOMINEES

Appendix F to this proxy statement provides information, as of the Record Date, regarding the beneficial ownership by the Nominees of equity securities in (a) the Fund, (b) the Fund's "Family of Investment Companies" (as defined in Item 22(a)(1)(iv) of Rule 14a-101 under the Exchange Act), (c) an investment adviser or principal underwriter of the Fund and (d) a person (other than a fund) in a control relationship with an investment adviser or principal underwriter of the Fund.

TRANSACTIONS IN SECURITIES OF MFS

None of the Nominees have purchased or sold any securities, in an amount exceeding 1% of the outstanding securities, of MFS, its parent company or any subsidiary of either.

LEGAL PROCEEDINGS

The Fund is aware of no material pending legal proceedings to which any Nominee is a party adverse to the Fund or any affiliated person of the Fund, or in which any Nominee has a material interest adverse to the Fund or to any affiliated person of the Fund. The Fund further is aware of no legal proceedings involving any Nominee that would be material to an evaluation of the ability or integrity of any Nominee and that would require disclosure under Item 401(f) of Regulation S-K under the Exchange Act.

PROPOSED COMMITTEES OF THE BOARD

The Nominees have indicated that if they are elected, they intend to organize committees of the board as follows:

AUDIT COMMITTEE

The audit committee ("MFS Audit Committee") would oversee the accounting and auditing procedures for the Fund and, among other things, would consider the selection of independent accountants for the Fund and the scope of the audit, and would consider the effect on the independence of those accountants of any non-audit services such accountants provide to the Fund and any audit or non-audit services such accountants provide to MFS and/or certain MFS affiliates. The MFS Audit Committee also would be responsible for establishing procedures for the receipt, retention and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters and the confidential, anonymous submission of concerns regarding questionable Fund accounting matters by officers of the Fund and employees of the Fund's investment advisers, administrators or any other providers of accounting-related services to the Fund. If all of the Nominees are elected by shareholders, the members of the MFS Audit Committee would be Ms. Thomsen and Messrs. Butler, Gutow, Sherratt and Uek.

COMPLIANCE AND GOVERNANCE COMMITTEE

The compliance and governance committee ("MFS Compliance and Governance Committee") would oversee the development and implementation of the Fund's regulatory and fiduciary compliance policies, procedures and practices under the 1940 Act and other applicable laws and would oversee compliance policies of MFS and certain other service providers as they relate to Fund activities. The chief compliance officer would report directly to the MFS Compliance and Governance Committee and would assist in carrying out its responsibilities. In addition, the MFS Compliance and Governance Committee would advise and make recommendations to the full board on matters concerning trustee practices and recommendations concerning the functions and duties of the committees of the board. If all of the Nominees are elected by shareholders, the members of the MFS Compliance and Governance Committee would be Messrs. Butler, Gunning, Gutow and Sherratt and Dr. Cohn.

CONTRACTS REVIEW COMMITTEE

The contracts review committee ("MFS Contracts Review Committee") would request, review and consider the information deemed reasonably necessary to evaluate the terms of the investment advisory agreements that the Fund proposes to renew or continue, and would make its recommendations to the full board on these matters. If all of the

Nominees are elected by shareholders, the members of the MFS Contracts Review Committee would be Ms. Thomsen, Messrs. Butler, Gunning, Gutow, Hegarty, Ives, Perera, Sherratt and Uek and Dr. Cohn.

NOMINATION AND COMPENSATION COMMITTEE

The nomination and compensation committee ("MFS Nomination and Compensation Committee") would recommend qualified candidates to the full board in the event that a position is vacated or created. The MFS Nomination and Compensation Committee would consider recommendations by shareholders when a vacancy exists. If Nominees are elected by shareholders and the Sale closes, shareholders wishing to recommend candidates for trustee for consideration by the MFS Nomination and Compensation Committee may do so by writing to the Fund's secretary at the principal executive office of the Fund. Such recommendations must be accompanied by biographical and occupational data on the candidate (including whether the candidate would be an "interested person" of the Fund), a written consent of the candidate to be named as a nominee and to serve as trustee if elected, record and ownership information for the recommending shareholder with respect to the Fund, and a description of any arrangements or understandings regarding recommendation of the candidate for consideration. The MFS Nomination and Compensation Committee also would be responsible for making recommendations to the full board regarding any necessary standards or qualifications for service on the board. The MFS Nomination and Compensation Committee also would review and make recommendations to the full board regarding compensation for the trustees who are not "interested persons" (as defined in Section 2(a)(19) of the 1940 Act) of the Fund. If all of the Nominees are elected by shareholders, the members of the MFS Nomination and Compensation Committee would be Ms. Thomsen, Messrs. Butler, Gunning, Gutow, Hegarty, Ives, Perera, Sherratt and Uek and Dr. Cohn.

PORTFOLIO TRADING AND MARKETING REVIEW COMMITTEE

The portfolio trading and marketing review committee ("MFS Portfolio Trading and Marketing Review Committee") would oversee the policies, procedures and practices of the Fund with respect to brokerage transactions involving portfolio securities as those policies, procedures, and practices are carried out by MFS and its affiliates. The MFS Portfolio Trading and Marketing Review Committee also would oversee the administration of the Fund's proxy voting policies and procedures by MFS. [[In addition, the committee would receive reports from MFS regarding the policies, procedures and practices of MFS and its affiliates in connection with their marketing of shares of the MFS funds.]] If all of the Nominees are elected by shareholders, the members of the MFS Portfolio Trading and Marketing Review Committee would be Messrs. Gunning, Hegarty and Perera and Dr. Cohn.

PRICING COMMITTEE

The pricing committee ("MFS Pricing Committee") would oversee the determination of the value of the portfolio securities and other assets held by the Fund and would determine or cause to be determined the fair value of securities and assets for which market quotations are not "readily available" in accordance with the 1940 Act. The MFS Pricing Committee would delegate primary responsibility for carrying out these functions to MFS and MFS' internal valuation committee pursuant to pricing policies and procedures approved by the committee and adopted by the full board, which would include methodologies to be followed by MFS to determine the fair values of portfolio securities and other assets held by the Fund for which market quotations are not readily available. The MFS Pricing Committee would meet periodically with the members of MFS' internal valuation committee to review and assess the quality of fair valuation and other pricing determinations made pursuant to the Fund's pricing policies and procedures, and to review and assess the policies and procedures themselves. If all of the Nominees are elected by shareholders, the members of the MFS Pricing Committee would be Ms. Thomsen and Messrs. Hegarty, Perera and Uek.

SERVICES CONTRACTS COMMITTEE

The services contracts committee ("MFS Services Contracts Committee") would review and evaluate the contractual arrangements of the Fund relating to transfer agency, administrative, custody, pricing and bookkeeping services and the lending of portfolio securities, and would make recommendations to the full board on these matters. If all of the Nominees are elected by shareholders, the members of the MFS Services Contracts Committee would be Ms. Thomsen and Messrs. Gunning, Sherratt and Uek.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, HAS CONCLUDED THAT THE ELECTION OF EACH NOMINEE AS A TRUSTEE OF THE FUND IF PROPOSAL 1 IS APPROVED BY SHAREHOLDERS AND THE CLOSING OCCURS IS IN THE BEST INTERESTS OF SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL NOMINEES.

                                   PROPOSAL 4
                                TO ELECT TRUSTEES

                         COLONIAL INSURED MUNICIPAL FUND

BACKGROUND

The Board of the Fund has fixed the number of trustees for the Fund at ten. As noted above, the Board of the Fund has approved increasing the number of trustees of the Fund to twelve, provided that Proposal 1 is approved by shareholders and that the Closing occurs.

Trustees are divided into three classes, each having a term of three years, with the term of each class expiring in a different year. Generally, trustees are elected by the holders of Common Shares and the holders of Preferred Shares, voting together as a single class. However, for the Fund, the holders of Preferred Shares, voting separately, are entitled to vote for two trustees. The class to which you are electing trustees and the term of such class are set forth below.

The Board, including all Independent Trustees, has nominated the nominees set forth below for election by shareholders, each to serve for the term set forth below, unless Proposal 1 is approved by shareholders and the Closing occurs. Each nominee has agreed to serve as a trustee of the Fund if elected. If, prior to the Meeting, any nominee refuses or becomes unable to serve, or becomes unavailable for election, the persons named as proxies may vote for a substitute nominee in their discretion. Under the terms of the Fund's retirement policy, the trustees have a mandatory retirement age of 72 years, which might cause a trustee to retire before the end of his or her stated term. In particular, Mr. Stitzel, Mr. Lowry and Mr. Theobald are expected to retire in April 2008, June 2008 and June 2009, respectively. Each current trustee of the Fund, including each nominee set forth in this Proposal 4, has indicated his or her intention to resign, effective at the Closing, if Proposal 1 is approved by shareholders and the Closing occurs.

COLONIAL INSURED MUNICIPAL FUND

Messrs. Neuhauser and Theobald and Ms. Verville are proposed for election as trustees of the Fund and are to be elected by the holders of Common Shares and Preferred Shares, voting together as a single class. If elected, Messrs. Neuhauser and Theobald and Ms. Verville each will serve for three years or until a successor is elected. Messrs. Hacker and Stitzel are proposed for election as trustees of the Fund and are to be elected separately by the holders of Preferred Shares. If elected, Messrs. Hacker and Stitzel each will serve for one year or until his successor is elected.

If each of the nominees set forth in the immediately preceding paragraph is elected by shareholders, the Board will be divided into the following three classes, each with a term expiring in the year indicated:

    2008         2009           2010
    ----         ----           ----
Mr. Hacker    Mr. Lowry    Mr. Neuhauser
Ms. Kelly     Mr. Mayer    Mr. Theobald
Mr. Simpson   Mr. Nelson   Ms. Verville
Mr. Stitzel

REQUIRED VOTE

With respect to the election of Messrs. Neuhauser and Theobald and Ms. Verville, the affirmative vote of a plurality of the holders of Common Shares and Preferred Shares, voting together as a single class, present at the Meeting in person or represented by proxy, is required for the election of each such nominee. With respect to the election of Messrs. Hacker and Stitzel, the affirmative vote of a plurality of the holders of Preferred Shares, present at the Meeting in person or represented by proxy, is required for the election of each such nominee.

INFORMATION REGARDING TRUSTEES, NOMINEES AND OFFICERS

For information regarding the trustees and officers of the Fund and the nominees set forth above, please see Appendix G to this proxy statement.

TRUSTEE AND OFFICER COMPENSATION

The trustees of the Fund also serve as trustees for certain other funds advised by Columbia or its affiliates (the "Fund Complex"). For information regarding the compensation of the trustees of the Fund, see Appendix H to this proxy statement.

OWNERSHIP OF SHARES OF THE FUND BY TRUSTEES AND NOMINEES

Appendix I to this proxy statement provides information, as of the Record Date, regarding the beneficial ownership by the trustees of the Fund and by the nominees set forth in this Proposal 4 of equity securities in (a) the Fund, (b) the Fund's "Family of Investment Companies" (as defined in Item 22(a)(1)(iv) of Rule 14a-101 under the Exchange Act), (c) an investment adviser or principal underwriter of the Fund and (d) a person (other than a fund) in a control relationship with an investment adviser or principal underwriter of the Fund.

TRANSACTIONS IN SECURITIES OF COLUMBIA

No trustee or officer of the Fund has purchased or sold any securities, in an amount exceeding 1% of the outstanding securities, of Columbia, its parent company or any subsidiary of either.

LEGAL PROCEEDINGS

The Fund is aware of no material pending legal proceedings to which any nominee set forth in this Proposal 4 is a party adverse to the Fund or any affiliated person of the Fund, or in which any such nominee has a material interest adverse to the Fund or to any affiliated person of the Fund. The Fund further is aware of no legal proceedings involving any such nominee that would be material to an evaluation of the ability or integrity of any such nominee and that would require disclosure under Item 401(f) of Regulation S-K under the Exchange Act.

THE BOARD, INCLUDING THE INDEPENDENT TRUSTEES, HAS CONCLUDED THAT THE ELECTION OF EACH NOMINEE SET FORTH IN PROPOSAL 4 AS A TRUSTEE OF THE FUND IS IN THE BEST INTERESTS OF SHAREHOLDERS AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF ALL SUCH NOMINEES.

                         INFORMATION REGARDING THE BOARD

COMMITTEES OF THE BOARD

The Board is responsible for the overall management and supervision of the Fund's affairs and for protecting the interests of the Fund's shareholders. The Board has created several committees to perform specific functions on behalf of the Fund. The members of each committee, a description of each committee's functions and a table setting forth the number of meetings held by the Board and each committee during the last fiscal year appear below.

AUDIT COMMITTEE

The Fund has an audit committee (the "Audit Committee") composed of only Independent Trustees who meet the requirements for independence as set forth in the listing standards of the New York Stock Exchange (the "NYSE") and the American Stock Exchange (the "AMEX"). Each member of the Audit Committee must be financially literate and at least one member must have prior accounting or related financial management expertise. The Board has determined, in accordance with applicable regulations of the NYSE and the AMEX, that each member of the Audit Committee is financially literate and has prior accounting experience or related financial management expertise. The current members of the Audit Committee are Ms. Verville and Messrs. Hacker and Stitzel.

The Audit Committee adopted a revised written charter on February 10, 2004 which sets forth the Audit Committee's structure, powers, duties and methods of operation. A copy of the Audit Committee charter is available on the Fund's website at www.columbiamanagement.com/ColonialFunds/Home.htm.

The Audit Committee serves as an independent and objective party to monitor the Fund's accounting policies, financial reporting and internal control systems and the work of the Fund's independent registered public accounting firm. The Audit Committee also provides an open means of communication between the independent registered public accounting firm, Columbia's internal accounting staff and the Board. The principal functions of the Audit Committee are to assist Board oversight of: (a) the integrity of the Fund's financial statements, (b) the Fund's compliance with legal and regulatory requirements, (c) the independent registered public accounting firm's qualifications and independence, (d) the performance of Columbia's internal audit function and (e) the independent registered public accounting firm. The Audit Committee has direct responsibility for the appointment, compensation, retention and oversight of the work of the independent registered public accounting firm (including resolution of financial reporting disagreements between management and such independent registered public accounting firm) for the purpose of preparing or issuing an audit report or performing other review or attest services for the Fund.

GOVERNANCE COMMITTEE

The Fund has a governance committee (the "Governance Committee"). Messrs. Lowry, Mayer, Simpson and Theobald are members of the Governance Committee of the Fund. Messrs. Lowry, Simpson and Theobald are Independent Trustees who meet the requirements for independence as set forth in the listing standards of the NYSE and the AMEX. The Governance Committee performs the functions typically performed by nominating and compensation committees. Among other things, members of the Governance Committee who are Independent Trustees recommend to the Board nominees for trustee and the Governance Committee recommends to the Board nominees for appointment to various committees, performs periodic evaluations of the effectiveness of the Board, reviews and recommends to the Board policies and practices to be followed in carrying out the trustees' duties and responsibilities and reviews and makes recommendations to the Board regarding the compensation of the Independent Trustees. Members of the Governance Committee who are Independent Trustees consider candidates for trustees identified by any reasonable source, including current Independent Trustees, Fund management, Fund shareholders and other persons or entities. On October 12, 2005 the Governance Committee adopted a written charter that sets forth the Governance Committee's structure, duties, powers and methods of operation. A copy of the Governance Committee charter was attached as Appendix F to the proxy statement delivered to shareholders of the Fund in connection with the Fund's annual meeting of shareholders held on May 24, 2006.

ADVISORY FEES AND EXPENSES COMMITTEE

The Fund has an advisory fees and expenses committee (the "Advisory Fees and Expenses Committee"). The current members of the Advisory Fees and Expenses Committee are Ms. Kelly and Messrs. Mayer, Nelson and Neuhauser. The Advisory Fees and Expenses Committee's functions include reviewing and making recommendations to the Board regarding contracts requiring the approval of a majority of the Independent Trustees and regarding other contracts that may be referred to it by the Board.

COMPLIANCE COMMITTEE

The Fund has a compliance committee (the "Compliance Committee"). The current members of the Compliance Committee are Mses. Kelly and Verville and Messrs. Nelson, Simpson and Stitzel. The Compliance Committee's functions include providing oversight of the monitoring processes and controls of the Fund. The Compliance Committee supervises legal and regulatory matters and internal rules, policies, procedures and standards (other than those relating to accounting matters) and oversees compliance by the Fund's investment adviser, principal underwriter and transfer agent.

RECORD OF BOARD AND COMMITTEE MEETINGS

The Board and its committees held the following numbers of meetings during the fiscal year ended November 30, 2006:

Board:                                  7
Audit Committee:                        9
Governance Committee:                   3
Advisory Fees and Expenses Committee:   7
Compliance Committee:                   9

During the fiscal year ended November 30, 2006, each of the trustees attended more than 75% of the meetings of the Board and of each committee of which such trustee was a member. The Fund does not have a formal policy on trustee attendance at the annual meetings of shareholders.

AUDIT COMMITTEE REPORT

At a meeting of the Audit Committee on January 18, 2007, the Audit Committee:
(i) reviewed and discussed with management the Fund's audited financial statements for the most recently completed fiscal year and (ii) discussed with PricewaterhouseCoopers LLP ("PwC"), the Fund's independent registered public accounting firm, the matters required to be discussed by the American Institute of Certified Public Accountants ("AICPA") Auditing Standards Board Statement on Auditing Standards No. 61 and other professional standards and regulatory requirements. At a meeting of the Audit Committee on February 6, 2007, the Audit Committee obtained from PwC a formal written statement consistent with AICPA Independence Standards Board Standard No. 1, describing all relationships between PwC and the Fund that might bear on PwC's independence, discussed with PwC any relationships that may affect its objectivity and independence, and based on such statement and discussions, satisfied itself as to PwC's independence. Based on its review and discussion, the Audit Committee recommended to the Board that the audited financial statements for the Fund be included in the Fund's annual report to shareholders.

Based on the recommendation from the Audit Committee and on its own review, the Board selected PwC as the independent registered public accounting firm for the Fund for the fiscal year ending November 30, 2007. Representatives of PwC are not expected to be at the Meeting, but have been given the opportunity to make a statement if they so desire and will be available should any matter arise requiring their presence.

AUDIT COMMITTEE PRE-APPROVAL OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM SERVICES

The Audit Committee is required to pre-approve the engagement of the Fund's independent registered public accounting firm to provide audit and non-audit services to the Fund and non-audit services to the Fund's investment adviser or any entity controlling, controlled by or under common control with that investment adviser that provides ongoing services to the Fund (an "Adviser Affiliate") if the engagement relates directly to the operations and financial reporting of the Fund. The engagement may be entered into pursuant to pre-approval policies and procedures established by the Audit Committee.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (the "Policy") for the pre-approval of audit and non-audit services provided to the Fund and non-audit services provided to the Fund's investment adviser and Adviser Affiliates if the engagement relates directly to the operations or financial reporting of the Fund. The Policy sets forth the procedures and conditions pursuant to which services to be performed by the Fund's independent registered public accounting firm are to be pre-approved. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent registered public accounting firm. The Audit Committee may amend the Policy from time to time and must review and approve the Policy at least annually.

The Policy provides for general pre-approval by the Audit Committee of certain:
(i) audit services to the Fund; (ii) audit-related services to the Fund; (iii) tax services to the Fund; (iv) other services to the Fund; and (v) Fund-related services to the Fund's investment adviser and its Adviser Affiliates. The Policy requires the Fund treasurer and/or the director of board administration to submit to the Audit Committee, at least annually, a schedule of the types of services that are subject to general pre-approval. The schedule must provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The general pre-approval and related fees relate to the fiscal year of the Fund. At least annually, the Audit Committee will review and approve the types of services and review the projected fees for the next fiscal year, and may add to or subtract from the list of pre-approved services from time to time. In addition to the fees for each individual service, the Audit Committee has the authority to implement a fee cap on the aggregate amount of non-audit services provided to the Fund. The fee amounts listed on the schedules will be updated to the extent necessary at each regularly scheduled meeting of the Audit Committee.

When specific pre-approval is required, management must submit a written request to the Audit Committee detailing the proposed engagement and explaining the purpose of using the independent registered public accounting firm for such engagement. The Audit Committee reviews the request at its next regularly scheduled meeting. In cases when the timing of the management request is critical, the chairperson of the Audit Committee has the authority to approve the request or to call a special meeting of the Audit Committee to consider the request.

FEES PAID TO THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following table sets forth the aggregate fees billed by PwC to the Fund for the last two fiscal years for professional services rendered for (i) audit services, including the audit of the Fund's financial statements and services normally provided in connection with statutory and regulatory filings or engagements for those fiscal years; (ii) audit-related services associated with the review of the Fund's semi-annual financial statements and procedures relating to reports required by rating agencies; (iii) tax services and, primarily, reviews of Fund tax returns; and (iv) other services.

                                          AUDIT    AUDIT-RELATED    TAX     ALL OTHER
                                  YEAR     FEES         FEES        FEES       FEES
                                  ----   -------   -------------   ------   ---------
Colonial Insured Municipal Fund   2006   $26,900      $13,730      $4,105       $0
                                  2005   $24,148      $13,205      $3,363       $0

All of the audit fees, audit-related fees, tax fees and other fees billed by PwC for services provided to the Fund for the fiscal years ended November 30, 2006 and November 30, 2005 were pre-approved by the Audit Committee. There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception.

The aggregate amount of fees paid for non-audit services billed to the Fund, the Fund's investment adviser and the Adviser Affiliates was $523,335 for the fiscal year ended November 30, 2006 and $272,068 for the fiscal year ended November 30, 2005.

[[There were no amounts billed by PwC in the fiscal years ended November 30, 2006 and November 30, 2005 for audit-related services, tax services or other services provided to the Fund's investment adviser or the Adviser Affiliates for engagements that related directly to the operations or financial reporting of the Fund.]]

The Audit Committee has determined that the provision of the services described above to the Fund's investment adviser and the Adviser Affiliates is compatible with maintaining the independence of PwC.

If Proposal 1 is approved by shareholders of the Fund and the Closing occurs, it is anticipated that PwC will resign as the Fund's independent registered public accounting firm due to independence issues. It is anticipated that the Fund will engage Ernst & Young LLP as their independent registered public accounting firm. Ernst & Young LLP currently is the independent registered public accounting firm for other investment companies managed by MFS.

TRUSTEE NOMINATION PROCESS

The Board has adopted a policy relating to the consideration of candidates for trustee proposed by shareholders. Under that policy as currently in effect, members of the Governance Committee who are Independent Trustees consider, among other things, whether prospective nominees have distinguished records in their primary careers, personal and professional integrity and substantive knowledge in areas important to the Board's operations, such as a background or education in finance, auditing, securities law, the workings of the securities markets or investment advice. For candidates to serve as Independent Trustees, independence from the Fund's investment adviser, its affiliates and the Fund's other principal service providers is critical, as is an independent and questioning mind set. In each case, the members of the Governance Committee who are Independent Trustees will evaluate whether a candidate is an "interested person," as defined in Section 2(a)(19) of the 1940 Act, and "independent" under the listing standards of the NYSE and the AMEX. Members of the Governance Committee who are Independent Trustees also consider whether a prospective candidate's workload would be consistent with regular attendance at Board meetings and would allow him or her to be available for service on Board committees and to devote the additional time and effort necessary to stay apprised of Board matters and the rapidly changing regulatory environment in which the Fund operates. Different substantive areas may assume greater or lesser significance at particular times, in light of a Board's present composition and its perceptions about future issues and needs.

Members of the Governance Committee who are Independent Trustees initially evaluate prospective candidates on the basis of their resumes, considered in light of the criteria discussed above. Those prospective candidates that appear likely to be able to fill a significant need of the Board are contacted by a member of the Governance Committee who is an Independent Trustee by telephone to discuss the position. If there appears to be sufficient interest, an in-person meeting with one or more of the members of the Governance Committee who are Independent Trustees is arranged. If a member of the Governance Committee who is an Independent Trustee, based on the results of such contacts, believes he or she has identified a viable candidate, he or she airs the matter with the other members of the Governance Committee who are Independent Trustees for input. Any request by Fund management to meet with the prospective candidate is given appropriate consideration. The Fund has not paid a fee to third parties to assist in finding nominees.

Shareholders of the Fund who wish to nominate a candidate to the Board may send information regarding prospective candidates to the Governance Committee, in care of the Fund, at One Financial Center, Boston, Massachusetts 02111-2621. The information should include evidence of the shareholders' Fund ownership, a full listing of the proposed candidate's education, experience, current employment and date of birth, the names and addresses of at least three professional references, information as to whether the candidate is an "interested person" under the 1940 Act and "independent" under the applicable NYSE or AMEX listing standards and such other information as may be helpful to the members of the Governance Committee who are Independent Trustees in evaluating the candidate. All satisfactorily completed information packages regarding a candidate will be forwarded to a member of the Governance Committee for consideration. Recommendations for candidates will be evaluated in light of anticipated vacancies and whether the number of trustees of the Fund is expected to be increased. All nominations from Fund shareholders will be considered. There may be times when the Governance Committee does not recruit new trustees. In such case, shareholder recommendations are maintained on file pending the active recruitment of trustees.

The foregoing policy is subject to change at any time by the Board.

CERTAIN RELATED TRANSACTIONS AND MANAGEMENT INDEBTEDNESS

[[There have been no transactions or series of similar transactions, since the beginning of the Fund's last fiscal year, and there are no currently proposed transactions, to which the Fund was or is to be a party, in which the amount involved exceeded $120,000 and in which any officer of the Fund or any security holder who is known by the Fund to own of record or beneficially more than 5% of any class of the Fund's shares, or any member of the immediate family of any such person, had or will have a direct or indirect material interest.]]

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

[[Section 16(a) of the Exchange Act requires the Fund's trustees and officers, persons who own in excess of 10% of the Fund's outstanding shares and certain officers and directors of the Fund's investment adviser (collectively, "Section 16 Reporting Persons") to file with the Securities and Exchange Commission (the "Commission") initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of the Fund. Section 16 Reporting Persons are required by Commission regulations to furnish the Fund with copies of all
Section 16(a) forms that they file. To the Fund's knowledge, based solely on a review of the copies of such reports furnished to the Fund, and on representations made, all Section 16 reporting persons complied with all Section 16(a) filing requirements applicable to them.]]

                               GENERAL INFORMATION

OTHER MATTERS TO COME BEFORE THE MEETING

Management of the Fund does not know of any matters to be presented at the Meeting other than those described in this proxy statement. If other business should properly come before the Meeting, the persons named as proxies will vote thereon in accordance with their best judgment.

INVESTMENT ADVISER

The current investment adviser to the Fund is Columbia Management Advisors, LLC. Its business address is One Financial Center, Boston, Massachusetts 02111-2621.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The current independent registered public accounting firm of the Fund is PricewaterhouseCoopers LLP. Its business address is 125 High Street, Boston, Massachusetts 02110. If Proposal 1 is approved by shareholders of the Fund and the Closing occurs, it is anticipated that the Fund will engage Ernst & Young LLP as their independent registered public accounting firm. Ernst & Young LLP's business address is 200 Clarendon Street, Boston, Massachusetts 02116.

SHAREHOLDER PROPOSALS

Under the proxy rules of the Commission, shareholder proposals that meet tests contained in those rules may, under certain conditions, be included in the Fund's proxy materials for an annual shareholders' meeting. Under the proxy rules, proposals submitted for inclusion in the proxy materials for the 2008 annual meeting must be received by the Fund on or before [[January 2, 2008]]. The fact that the Fund receives a shareholder proposal in a timely manner does not ensure inclusion of the proposal in the proxy materials since there are other requirements in the proxy rules relating to such inclusion.

Shareholders who wish to make a proposal at the 2008 annual meeting that will not be included in the Fund's proxy materials must notify the Fund on or before [[_______________]]. If a shareholder who wishes to submit a proposal fails to timely notify the Fund, the persons named as proxies for the meeting will have discretionary authority to vote on the shareholder's proposal if it is properly brought before the meeting. If a shareholder makes a timely notification, the persons named as proxies may still exercise discretionary voting authority under circumstances consistent with the Commission's proxy rules.

You may submit shareholder proposals to the Fund c/o the Secretary of the Fund, One Financial Center, Mail Stop MA515-11-05, Boston, Massachusetts 02111-2621.

SHAREHOLDER COMMUNICATIONS

Shareholders may communicate with the trustees as a group or individually. Any such communications should be sent to the Board of the Fund or to an individual trustee in writing, c/o the Secretary of the Fund, at One Financial Center, Mail Stop MA515-11-05, Boston, MA 02111-2621. The Secretary may determine not to forward to the Board or to a trustee any letter that does not relate to the business of the Fund.

PROXY STATEMENT DELIVERY

"Householding" is the term used to describe the practice of delivering one copy of a document to a household of shareholders instead of delivering one copy of a document to each shareholder in the household. Shareholders of the Fund who share a common address and who have not opted out of the householding process should receive a single copy of the proxy statement together with one proxy card for each account. If you received more than one copy of the proxy statement, you may elect to household in the future; if you received a single copy of the proxy statement, you may opt out of householding in the future; and you may, in any event, obtain an additional copy of this proxy statement by writing to the Fund at the following address: One Financial Center, Boston, Massachusetts 02111-2621, or by calling the Fund at the following number: [[1-800-426-3750]].

PROMPT EXECUTION AND RETURN OF THE ENCLOSED PROXY IS REQUESTED. A PRE-ADDRESSED, POSTAGE-PAID ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE, AND TOUCH-TONE TELEPHONE AND INTERNET VOTING IS AVAILABLE.


                                        ----------------------------------------
                                        James R. Bordewick, Jr.
                                        Secretary

May [[2]], 2007

                                   APPENDIX A

                BENEFICIAL OWNERS OF FUND SHARES IN EXCESS OF 5%

As of the Record Date, to the knowledge of management of the Fund, no person owned beneficially (or of record) more than 5% of the outstanding shares of any class of the Fund, except as set forth below:

                         COLONIAL INSURED MUNICIPAL FUND

                                           SHARES
                                        BENEFICIALLY
                                           OWNED
NAME AND ADDRESS OF BENEFICIAL       -----------------
OWNER AND CLASS OF SHARES OWNED       NUMBER   PERCENT
-------------------------------      -------   -------
Karpus Management, Inc.
d/b/a Karpus Investment Management
183 Sully's Trail                    541,150    12.72%
Pittsford, New York 14534
(Common Shares)

                                   APPENDIX B

                         FORM OF NEW ADVISORY AGREEMENT

                          INVESTMENT ADVISORY AGREEMENT

     INVESTMENT ADVISORY AGREEMENT, dated this ____th day of ___________ 2007, by and between ____________________, a Massachusetts business trust (the "Trust") listed on Appendix A attached hereto, and MASSACHUSETTS FINANCIAL SERVICES COMPANY, a Delaware corporation (the "Adviser").

                                   WITNESSETH:

     WHEREAS, the Trust is engaged in business as an investment company registered under the Investment Company Act of 1940; and

     WHEREAS, the Adviser is willing to provide services to the Trust on the terms and conditions hereinafter set forth;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

     ARTICLE 1. DUTIES OF THE ADVISER. (a) The Adviser shall provide the Trust with such investment advice and supervision as the latter may from time to time consider necessary for the proper supervision of its assets. The Adviser shall act as investment adviser to the Trust and as such shall furnish continuously an investment program and shall determine from time to time what securities or other instruments shall be purchased, sold or exchanged and what portion of the assets of the Trust shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated _____________, and By-Laws, each as amended from time to time (respectively, the "Declaration" and the "By-Laws"), to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to the Trust's then-current Prospectus and Statement of Additional Information. The Adviser also shall exercise voting rights, rights to consent to corporate actions and any other rights pertaining to the Trust's portfolio securities in accordance with the Adviser's policies and procedures as presented to the Trustees of the Trust from time to time. Should the Trustees at any time, however, make any definite determination as to the investment policy and notify the Adviser thereof in writing, the Adviser shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination shall be revoked.

     (b) The Adviser shall take, on behalf of the Trust, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of portfolio securities or other instruments for the Trust's account with brokers or dealers selected by it, and to that end, the Adviser is authorized as the agent of the Trust to give instructions to the Custodian of the Trust as to the deliveries of securities or other instruments and payments of cash for the account of the Trust. In connection with the selection of such brokers or dealers and the placing of such orders, the Adviser is directed to seek for the Trust the best overall price and execution available from responsible brokerage firms, taking account of all factors it deems relevant, including by way of illustration: price; the size of the transaction; the nature of the market for the security; the amount of the commission; the timing and impact of the transaction taking into account market prices and trends; the reputation, experience and financial stability of the broker or dealer involved; and the quality of services rendered by the broker or dealer in other transactions. In fulfilling this requirement, the Adviser shall not be deemed to have acted unlawfully or to have breached any duty, created by this Agreement or otherwise, solely by reason of its having caused the Trust to pay a broker or dealer an amount of commission for effecting a securities transaction in excess of the amount of commission another broker or dealer would have charged for effecting that transaction, if the Adviser determined in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer, viewed in terms of either that particular transaction or the Adviser's overall responsibilities with respect to the Trust and to other clients of the Adviser as to which the Adviser exercises investment discretion.

     (c) Subject to the general supervision and control of the Trustees of the Trust and under the terms and conditions set forth in this Agreement, the Trust acknowledges and agrees that it is contemplated that Adviser may, at its own expense, select and contract with one or more investment advisers ("Sub-Advisers") to manage the investment operations and composition of the Trust and render investment advice for the Trust, including the purchase, retention, and disposition of the investments, securities and cash contained in the Trust, subject always to the restrictions of the Trust's Declaration and the By-Laws, to the provisions of the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder and to the Trust's then-current Prospectus and Statement of Additional Information; provided, that any contract with an Sub-Adviser (a "Sub-Advisory Agreement") shall be in compliance with and approved as required by the Investment Company Act of 1940 and the Rules, Regulations and orders thereunder or in accordance with exemptive relief granted by the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940.

     (d) Subject always to the direction and control of the Trustees of the Trust, Adviser will have (i) overall supervisory responsibility for the general management and investment of the Trust's assets; (ii) full discretion to select new or additional Sub-Advisers for the Trust; (iii) full discretion to enter into and materially modify existing Sub-Advisory Agreements with Sub-Advisers;
(iv) full discretion to terminate and replace any Sub-Adviser; and (v) full investment discretion to make all determinations with respect to the investment of the Trust's assets not then managed by an Sub-Adviser. In connection with Adviser's responsibilities herein, Adviser will assess the Trust's investment focus and will seek to implement decisions with respect to the allocation and reallocation of the Trust's assets among one or more current or additional Sub-Advisers from time to time, as Adviser deems appropriate, to implement the Trust's investment policies determined as provided above. In addition, Adviser (in conjunction with the Trust's Independent Chief Compliance Officer) will oversee (or, in the event that the Adviser does not require a Sub-Advisor to assume responsibility therefore under the Sub-Advisory Agreement, shall be responsible for) compliance of each Sub-Adviser with the investment objectives, policies and restrictions of the Trust (or portions of the Trust) under the management of such Sub-Adviser, and review and report to the Trustees of the Trust on the performance of each Sub-Adviser. Adviser will furnish, or cause the appropriate Sub-Adviser(s) to furnish, to the Trust such statistical information, with respect to the investments that the Trust (or portions of the Trust) may hold or contemplate purchasing, as the Trust may reasonably request. Further, Adviser (in conjunction with the Trust's Independent Chief Compliance Officer) will oversee compliance of each Sub-Adviser with the compliance program of the Trust (or portions of the Trust) under the management of such Sub-Adviser, as well as the compliance program of the Sub-Adviser as such program relates to the Sub-Adviser's management of the Trust. On Adviser's own initiative, Adviser will apprise, or cause the appropriate Sub-Adviser(s) to apprise, the Trust of important developments materially affecting the Trust (or any portion of the Trust that they advise) and will furnish the Trust, from time to time, with such information as may be appropriate for this purpose. Further, Adviser agrees to furnish, or cause the appropriate Sub-Adviser(s) to furnish, to the Trustees of the Trust such periodic and special reports as the Trustees of the Trust may reasonably request. In addition, Adviser agrees to cause the appropriate Sub-Adviser(s) to furnish to third-party data reporting services all currently available standardized performance information and other customary data as may be appropriate.

     (e) Subject to the provisions of Article 6, the Adviser shall not be liable for any error of judgment or mistake of law by any Sub-adviser or for any loss arising out of any investment made by any Sub-adviser or for any act or omission in the execution and management of the Trust by any Sub-adviser.

     ARTICLE 2. ALLOCATION OF CHARGES AND EXPENSES. (a) The Adviser shall furnish at its own expense investment advisory and administrative services, office space, equipment and clerical personnel necessary for servicing the investments of the Trust and maintaining its organization, and investment advisory facilities and executive and supervisory personnel for managing the investments and effecting the portfolio transactions of the Trust. The Adviser shall arrange, if desired by the Trust, for directors, officers and employees of the Adviser to serve as Trustees, officers or agents of the Trust if duly elected or appointed to such positions and subject to their individual consent and to any limitations imposed by law.

     (b) It is understood that the Trust will pay all of its own expenses incurred in its operations and the offering of the Trust's shares, unless specifically provided otherwise in this Agreement or except to the extent that the Adviser agrees in a written instrument executed by the Adviser (specifically referring to this Article 2(b)) to assume or otherwise pay for specified expenses of the Trust, including, without limitation: compensation of Trustees "not affiliated" with the Adviser; governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to the Trust; fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of the Trust; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing stock certificates, shareholder reports, notices, proxy statements and reports to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of the custodian for all services to the Trust, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of the Trust; organizational and start up costs; such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust is a party or otherwise may have an exposure, and the legal obligation which the Trust may have to indemnify the Trust's Trustees and officers with respect thereto; and expenses relating to the issuance, registration and qualification of shares of the Trust and the preparation, printing and mailing of prospectuses for such purposes (except to the extent that any Distribution Agreement to which the Trust is a party provides that another party is to pay some or all of such expenses).

     (c) The payment or assumption by the Adviser of any expenses of the Trust that the Adviser is not obligated by this Agreement or otherwise to pay or assume shall not obligate the Adviser to pay or assume the same or any similar expenses of the Trust on any subsequent occasion.

     ARTICLE 3. COMPENSATION OF THE ADVISER. For the services to be rendered and the facilities provided, the Trust shall pay to the Adviser an investment advisory fee computed and paid monthly as set forth in Appendix A attached hereto. If the Adviser shall serve for less than the whole of any period specified in this Article 3, the compensation paid to the Adviser will be prorated.

     ARTICLE 4. ADDITIONAL SERVICES. Should the Trust have occasion to request the Adviser or its affiliates to perform administrative or other additional services not herein contemplated or to request the Adviser or its affiliates to arrange for the services of others, the Adviser or its affiliates will act for the Trust upon request to the best of its ability, with compensation for the services to be agreed upon with respect to each such occasion as it arises. No such agreement for additional services shall expand, reduce or otherwise alter the obligations of the Adviser, or the compensation that the Adviser is due, under this Agreement.

     ARTICLE 5. COVENANTS OF THE ADVISER. The Adviser agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's distributor, if any, as principals in making purchases or sales of securities or other property for the account of the Trust, except as permitted by the Investment Company Act of 1940 and any rules, regulations or orders of the Securities and Exchange Commission thereunder, will not take a long or short position in the shares of the Trust except as permitted by the applicable law, and will comply with all other provisions of the Declaration and the By-Laws and the then-current Prospectus and Statement of Additional Information of the Trust relative to the Adviser and its directors and officers.

     ARTICLE 6. LIMITATION OF LIABILITY OF THE ADVISER. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of the Trust, except for willful misfeasance, bad faith, gross negligence or reckless disregard of its duties and obligations hereunder. As used in this
Article 6, the term "Adviser" shall include directors, officers and employees of the Adviser as well as that corporation itself.

     ARTICLE 7. ACTIVITIES OF THE ADVISER. (a) The Trust acknowledges that the services of the Adviser to the Trust are not exclusive, the Adviser being free to render investment advisory and/or other services to others. The Trust further acknowledges that it is possible that, based on their investment objectives and policies, certain funds or accounts managed by the Adviser or its affiliates may at times take investment positions or engage in investment techniques which are contrary to positions taken or techniques engaged in on behalf of the Trust. Notwithstanding the foregoing, the Adviser will at all times endeavor to treat all of its clients in a fair and equitable manner.

     (b) The Trust acknowledges that whenever the Trust and one or more other funds or accounts advised by the Adviser have available monies for investment, investments suitable and appropriate for each shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. Similarly, opportunities to sell securities or other investments shall be allocated in a manner believed by the Adviser to be fair and equitable to each entity. The Trust acknowledges that in some instances this may adversely affect the size of the position that may be acquired or disposed of for the Trust.

     (c) It is understood that the Trustees, officers and shareholders of the Trust are or may be or become interested in the Adviser, as directors, officers, employees, or otherwise and that directors, officers and employees of the Adviser are or may become similarly interested in the Trust, and that the Adviser may be or become interested in the Trust as a shareholder or otherwise.

     ARTICLE 8. MFS NAME. The Trust acknowledges that the names "Massachusetts Financial Services," "MFS" or any derivatives thereof or logos associated with those names (collectively, the "MFS Marks") are the valuable property of the Adviser and its affiliates. The Adviser grants the Trust a non-exclusive and non-transferable right and sub-license to use the MFS Marks only so long as the Adviser serves as investment adviser to the Trust. The Trust agrees that if the Adviser for any reason no longer serves as investment adviser to the Trust, and the Adviser so requests, that the Trust promptly shall cease to use the MFS Marks and promptly shall amend its registration statement to delete any references to the MFS Marks. Likewise, the Trust agrees that if the Adviser for any reason no longer serves as investment adviser to the Trust, and the Adviser so requests, the Trust promptly shall cease to use the MFS Marks and promptly shall amend its Declaration of Trust to delete any references to the MFS Marks. The Trust acknowledges that the Adviser may permit other clients to use the MFS Marks in their names or other material. For purposes of this Article, the Trust shall be deemed to have taken the required action "promptly" if such action is taken within 90 days of the Adviser no longer serving as the investment adviser to the Trust, or from the date of the Adviser's request, as the case may be.

     ARTICLE 9. DURATION, TERMINATION AND AMENDMENT OF THIS AGREEMENT. (a) This Agreement shall become effective with respect to the Trust on the date first written above if approved by the shareholders of the Trust, on the Effective Date for the Trust, as set forth in Appendix A attached hereto. Thereafter, this Agreement will remain in effect with respect to the Trust for a period of two years from the Trust's Effective Date as set forth in Appendix A, on which date it will terminate for the Trust unless its continuance is "specifically approved at least annually" (i) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of the Adviser at a meeting specifically called for the purpose of voting on such approval, and (ii) by the Board of Trustees of the Trust, or by "vote of a majority of the outstanding voting securities" of the applicable Trust.

     (b) This Agreement may be terminated as to the Trust at any time without the payment of any penalty by the Trustees or by "vote of a majority of the outstanding voting securities" of the applicable Trust, or by the Adviser, in each case on not more than sixty days' nor less than thirty days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment".

     (c) This Agreement may be amended with respect to the Trust only if such amendment is in writing signed by or on behalf of the Trust and the Adviser and is approved by "vote of a majority of the outstanding voting securities" of the applicable Trust (if such shareholder approval is required by the Investment Company Act of 1940).

     ARTICLE 10. SCOPE OF TRUST'S OBLIGATIONS. A copy of the Trust's Declaration of Trust is on file with the Secretary of State of The Commonwealth of Massachusetts. The Adviser acknowledges that the obligations of or arising out of this Agreement are not binding upon any of the Trust's Trustees, officers, employees, agents or shareholders individually, but are binding solely upon the assets and property of the Trust. If this Agreement is executed by the Trust, the Adviser further acknowledges that the assets and liabilities of the Trust are separate and distinct and that the obligations of or arising out of this Agreement concerning the Trust are binding solely upon the assets or property of the Trust and not upon the assets or property of any other Trust.

     ARTICLE 11. DEFINITIONS AND INTERPRETATIONS. The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested person," when used in this Agreement, shall have the respective meanings specified, and shall be construed in a manner consistent with, the Investment Company Act of 1940 and the rules and regulations promulgated thereunder. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Investment Company Act of 1940, the Investment Advisers Act of 1940, the Securities Act of 1933, or the Securities Exchange Act of 1934 (collectively, the "Federal Securities Acts") shall be resolved by reference to such term or provision of the Federal Securities Acts and to interpretations thereof, if any, by United States federal courts or, in the absence of any controlling decisions of any such court, by rules or regulations of the Securities and Exchange Commission. Where the effect of a requirement of the Federal Securities Acts reflected in any provision of this Agreement is revised by rule or regulation of the Securities and Exchange Commission, such provisions shall be deemed to incorporate the effect of such rule or regulation.

     ARTICLE 12. RECORD KEEPING. The Adviser will maintain records in a form acceptable to the Trust and in compliance with the rules and regulations of the Securities and Exchange Commission, including but not limited to records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules thereunder, which at all times will be the property of the Trust and will be available for inspection and use by the Trust.

     ARTICLE 13. MISCELLANEOUS. (a) This Agreement contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

     (b) Headings in this Agreement are for ease of reference only and shall not constitute a part of the Agreement.

     (c) Should any portion of this Agreement for any reason be held void in law or equity, the remainder of the Agreement shall be construed to the extent possible as if such voided portion had never been contained herein.

     (d) This Agreement shall be governed by the laws of the Commonwealth of Massachusetts, without giving effect to the choice of laws provisions thereof, except that questions of interpretation shall be resolved in accordance with the provisions of Article 11 above.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned officers thereunto duly authorized, all as of the day and year first above written. The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust, individually, but bind only the trust estate.

                                                                       ,
                                        -------------------------------
                                        [Trust]


                                        By:
                                            ------------------------------------
                                        Name:
                                              ----------------------------------
                                        Title:
                                               ---------------------------------


                                        MASSACHUSETTS FINANCIAL SERVICES COMPANY


                                        By:
                                            ------------------------------------
                                        Name: Robert J. Manning
                                        Title: Chief Executive Officer

                                   APPENDIX A

                           COMPENSATION TO THE ADVISER

COLONIAL INSURED MUNICIPAL FUND

The investment advisory fee payable by the Trust shall be computed and paid monthly in an amount equal to the sum of 0.65% of the Trust's average daily net assets including assets applicable to the auction preferred shares (average daily net assets being computed for this purpose without deducting any liability for money borrowed for investment in accordance with the Trust's investment objective and policies).

                                   APPENDIX C

               DESCRIPTION OF MATERIAL DIFFERENCES BETWEEN CURRENT
                   DECLARATION AND FORM OF REVISED DECLARATION

                                      REVISED DECLARATION                            CURRENT DECLARATION
                           -----------------------------------------   ----------------------------------------------
SHAREHOLDER LIABILITY:     The Trust shall indemnify and hold each     A shareholder or former shareholder held to be
                           shareholder or former shareholder           personally liable solely by reason of his or
                           harmless against all claims in connection   her being or having been a shareholder is
                           with Trust property or the acts,            entitled to be held harmless from and
                           obligations or affairs of the Trust to      indemnified against all loss and expense
                           which such shareholder may become subject   arising from such liability.
                           solely by reason of his or her being or
                           having been a shareholder.

                           Every written obligation, contract,         Every note, bond, contract, instrument,
                           instrument, certificate, share, other       certificate or undertaking made or issued by
                           security of the Trust or undertaking made   the Trustees or by any officers or officer
                           or issued by the Trustees or officers       must recite that the same was executed or made
                           shall recite that the same is executed or   by or on behalf of the Trust or by them as
                           made by or on behalf of Trustees and that   Trustees or as officers and that obligations
                           the obligations of such instrument are      of such instrument are not binding upon any of
                           not binding on any of the Trustees,         them or shareholders individually.
                           officers or shareholders individually.

SHAREHOLDER VOTING         Shareholders have the power to vote only    Subject to the voting powers of one or more
RIGHTS:                    (i) for the election, when submitted to     classes or series of shares as set forth in
                           shareholders, or removal of Trustees;       the bylaws, shareholders have the power to
                           (ii) with respect to any investment         vote only (i) for the election or removal of
                           advisory or management contract for which   Trustees; (ii) with respect to any investment
                           a shareholder vote is required by the       advisory or management contract; (iii) with
                           1940 Act; (iii) with respect to             respect to any termination, by the
                           termination, by the shareholders, of the    shareholders, of the Trust; (iv) with respect
                           Trust; (iv) with respect to any amendment   to any amendment of the Declaration of Trust
                           of the Declaration of Trust that requires   that requires shareholder authorization; (v)
                           shareholder approval; (v) with respect to   with respect to derivative actions similar to
                           any merger, consolidation or sale of        a Massachusetts corporation; and (vi) with
                           assets where shareholder authorization is   respect to any other matters required by law,
                           required; (vi) with respect to derivative   the organizational documents, registration
                           actions similar to a Massachusetts          with the Commission or other regulators or
                           corporation; (vii) with respect to any      deemed desirable by the Board.
                           conversion of the Trust to an "open-end
                           company"; and (viii) with respect to
                           certain transactions with principal
                           shareholders; and (ix) with respect to
                           any other matters required by the
                           organizational documents, registration
                           with the Commission or other regulators
                           or deemed desirable by the Board.

                           A shareholder is entitled to one vote for   Except as provided in the by-laws, each whole
                           each share owned by such shareholder on     share or fractional share is entitled to one
                           each matter on which such shareholder is    vote or a proportionate fractional vote,
                           entitled to vote, and each fractional       respectively.
                           share is entitled to a proportionate
                           fractional vote.                            On any matter submitted to a vote of
                                                                       shareholders, all shares of the Trust then
                           Except as otherwise required by law or      entitled to vote shall, except as otherwise
                           the organizational documents, shares        provided in the by-laws or required by law, be
                           representing a majority of the shares       voted in the aggregate as a single class
                           voted in person or by proxy shall decide    without regard to classes or series of shares.
                           any questions and a plurality shall elect
                           a Trustee.                                  Except when a different vote is required by
                                                                       the provisions of the Declaration of Trust or
                                                                       the by-laws, a majority of the shares voted
                                                                       shall decide any questions and a plurality
                                                                       shall elect a Trustee, provided that where the
                                                                       bylaws require that the holders of any class
                                                                       or series shall vote as an individual class or
                                                                       series, a majority of the shares of that class
                                                                       or series voted on the matter (or a plurality
                                                                       with respect to the election of a Trustee)
                                                                       shall decide that matter insofar as that class
                                                                       or series is concerned.

                                      REVISED DECLARATION                            CURRENT DECLARATION
                           -----------------------------------------   ----------------------------------------------
SHAREHOLDERS MEETINGS:     Issue not addressed in the Declaration of   If the Trustees shall fail to call or give
                           Trust.                                      notice of any meeting of shareholders for 30
                                                                       days after written application requesting a
                                                                       meeting by shareholders holding at least 10%
                                                                       of the shares then outstanding of all classes
                                                                       and series entitled to vote at such meeting,
                                                                       then shareholders holding at least 10% of the
                                                                       shares then outstanding may call and give
                                                                       notice of such meeting.

SHAREHOLDER QUORUM:        Issue not addressed in the Declaration of   30% of the shares entitled to vote on a
                           Trust, but intended to be addressed in      particular matter shall be a quorum, except
                           the Bylaws as described in Proposal 2.      where the by-laws require that holders of any
                                                                       class or series shall vote as an individual
                                                                       class or series, in which case 30% of the
                                                                       aggregate number of shares of that class or
                                                                       series is necessary to constitute a quorum.

SHAREHOLDER CONSENT:       Majority consent required for shareholder   Majority consent (or such larger proportion as
                           action taken without a meeting, as          required by any express provision of the
                           relates to approval of merger/              Declaration of Trust or bylaws) required for
                           consolidation or amendments to the          shareholder action taken without a meeting.
                           Declaration of Trust.

NOTICE TO SHAREHOLDERS:    Any notices to which a shareholder may be   Notice of shareholder meetings is to be
                           entitled and any and all communications     mailed, postage prepaid, not less than seven
                           shall be deemed duly served (i) if          days in advance.
                           mailed, postage prepaid, (ii) if sent by
                           electronic transmission to shareholder,     Notice must state the time, place and purpose
                           (iii) if mailed or sent by electronic       of the meeting.
                           delivery to one or more members of
                           shareholder's household, or (iv) if
                           otherwise sent in accordance with
                           applicable law or regulation.

                           Notice is not expressly required for
                           shareholder meetings.

TRUSTEE'S POWER TO         Except where shareholder authorization is   Except to the extent the bylaws or applicable
AMEND DECLARATION OF       required, the Declaration of Trust may be   law require a higher vote or a separate vote
TRUST:                     amended by the Trustees, to change the      of one or more classes or series of shares,
                           name or principal office of the Trust, to   the Declaration of Trust may be amended at any
                           supply any omission, to cure, correct or    time by an instrument in writing signed by a
                           supplement any ambiguous, defective or      majority of the then Trustees when authorized
                           inconsistent provision or if the Trustees   so to do by vote of a majority of the shares
                           deem it necessary or advisable, to          entitled to vote with respect to such
                           conform the Declaration of Trust to the     amendment, except that shareholder
                           requirements of applicable law.             authorization is not required for amendments
                                                                       to authorize one or more classes or series of
                           Shareholders have the right to vote on      shares, to change the name of the Trust,
                           any amendment that would affect their       supply any omission, cure any ambiguity or
                           right to vote, any amendment that           cure, correct or supplement any defective or
                           requires a shareholder approval under law   inconsistent provision.
                           or the trust's registration statement,
                           any amendment to the declaration of trust
                           provision regarding amendment and any
                           other amendment submitted to them by the
                           trustees.  Except as provided below, any
                           amendment on which the shareholders have
                           the right to vote shall require a
                           majority shareholder vote.

                           No amendment may be made which shall        Except to the extent the bylaws or applicable
                           amend, alter, change or repeal any of the   law require a higher vote or a separate vote,
                           provisions relating to term of trustees,    no amendment may be made which repeals certain
                           termination of the trust, amendments to     provisions relating to the number and term of
                           the declaration of trust, merger,           Trustees, the conversion to an open-end fund
                           consolidation or sale of assets;            or this provision, unless such amendment shall
                           conversion and certain transactions         receive the affirmative vote of 66 2/3% of the
                           unless the amendment effecting such         shares entitled to vote.
                           amendment, alteration, change or repeal
                           shall receive the affirmative vote or
                           consent of sixty-six and two-thirds
                           percent (66 2/3%) of the shares
                           outstanding and entitled to vote.

                                      REVISED DECLARATION                            CURRENT DECLARATION
                           -----------------------------------------   ----------------------------------------------
TERMINATION OF TRUST:      Shareholders have the right to terminate    Subject to the voting powers of one or more
                           the Trust upon a two-thirds vote of         classes or series of shares as set forth in
                           outstanding shares of the Trust.            the bylaws, the Trust may be terminated at any
                                                                       time by vote of shareholders holding at least
                                                                       66 2/3% of the shares entitled to vote.

                           Trustees may terminate the Trust by         Trustees may terminate the Trust by written
                           written notice to shareholders.             notice to the shareholders.

MERGER OR CONSOLIDATION    The Declaration of Trust provides that a    Issue not addressed in the Declaration of
TRUST:                     consolidation, merger or sale of assets     Trust.
                           may be authorized by a two-thirds
                           shareholder vote at a meeting called for
                           such purpose, or by written consent,
                           without a meeting, of the holders of not
                           less than two-thirds of such shares,
                           provided, however, that if such merger,
                           consolidation, sale, lease or exchange is
                           recommended by the Trustees, the vote or
                           written consent of the holders of a
                           majority of shares outstanding and
                           entitled to vote, shall be sufficient
                           authorization.

CONVERSION:                Notwithstanding any other provision of      The conversion of the Trust from a "closed-end
                           this Declaration, the conversion of the     company" to an "open-end company," together
                           Trust from a "closed-end company" to an     with any necessary amendments to the
                           "open-end company," as those terms are      Declaration of Trust to permit such a
                           defined in the 1940 Act, shall require      conversion, require the affirmative vote of 66
                           the affirmative vote or consent of the      2/3% of shares of each class entitled to vote.
                           holders of sixty-six and two-thirds
                           percent (66 2/3%) of the shares
                           outstanding and entitled to vote.

REMOVAL OF TRUSTEES:       A Trustee may be removed at any meeting     At any meeting called for such purpose and
                           of shareholders by a vote of shares         subject to the voting powers of one or more
                           representing two-thirds of the              classes or series of shares as set forth in
                           outstanding shares of the Trust entitled    the bylaws, a Trustee may be removed, with or
                           to vote for the election of such trustee.   without cause, by vote of 75% of the
                                                                       outstanding shares of the classes or series
                                                                       entitled to vote for the election of such
                                                                       Trustee.

                           A Trustee may be removed at any time,       The Trustees may remove a Trustee, with or
                           with or without cause, by written           without cause, by vote of 75% of the Trustees
                           instrument signed by at least               then in office.
                           three-quarters of the Trustees,
                           specifying the date when such removal
                           shall become effective.

TRUSTEE LIABILITY:         No Trustee, advisory Trustee, officer or    Trustees are not responsible or liable for any
                           employee or agent will be liable            neglect or wrongdoing of any officer, agent,
                           whatsoever to any person in connection      employee, adviser, or principal underwriter of
                           with Trust property or the affairs of the   the Trust.  No Trustee is responsible for the
                           Trust, and no Trustee or advisory Trustee   act or omission of any other Trustee. Trustee
                           will be liable or responsible in any        is not protected against any liability to
                           event for any neglect or wrongdoing of      which he or she would otherwise be subject by
                           any officer, employee or agent of the       reason of willful misfeasance, bad faith,
                           Trust or for the act or omission of any     gross negligence or reckless disregard of the
                           other Trustee.  Trustees, advisory          duties involved in the conduct of his or her
                           Trustees, officers, employees and agents    office.
                           are not protected against any liability
                           to the Trust or its shareholders to which
                           he or she would otherwise be subject by
                           reason of willful misfeasance, bad faith,
                           gross negligence or reckless disregard of
                           the duties involved in the conduct of his
                           or her office or position with or on
                           behalf of the Trust.

TRUSTEE INDEMNIFICATION:   The Trust will indemnify each of its        The Trust will indemnify each of its Trustees
                           Trustees, advisory Trustees and officers    and officers (including persons who serve at
                           against all liability and all expenses      the Trust's request as trustees or officers of
                           reasonably incurred by him or her in        another organization in which the Trust has
                           connection with any proceeding in which     any interest as a shareholder, creditor or
                           that individual becomes involved as a       otherwise) against all liabilities and
                           party or otherwise by virtue of being or    expenses, including amounts paid in
                           having been a Trustee, advisory Trustee     satisfaction of judgments, in compromise, as
                           or officer and against amount paid or       fines and penalties, and as counsel fees,
                           incurred by that individual in settlement   reasonably incurred by such person while in
                           thereof. No indemnification will be         office or thereafter, by reason of the
                           provided to a Trustee, advisory Trustee     indemnified person's service as a Trustee or
                           or officer of the Trust: (i) against any    officer. The Trust will not indemnify its
                           liability to the Trust or the               Trustees and officers with respect to any
                           shareholders by reason of a final           matter in which such person has been finally
                           adjudication by the court that such         adjudicated in a decision on the merits not

                                      REVISED DECLARATION                            CURRENT DECLARATION
                           -----------------------------------------   ----------------------------------------------
                           person engaged in willful misfeasance,      to have acted in good faith in the reasonable
                           bad faith, gross negligence or reckless     belief that such person's action was in the
                           disregard of the duties involved in the     best interests of the Trust. The Trust will
                           conduct of that individual's office; or     not indemnify its Trustees and officers
                           (ii) with respect to any matter as to       against any liability to the Trust or to its
                           which such person has been finally          shareholders to which he or she would
                           adjudicated not to have acted in good       otherwise be subject by reason of willful
                           faith in the reasonable belief that the     misfeasance, bad faith, gross negligence or
                           individual's action was in the best         reckless disregard of the duties involved in
                           interest of the Trust.                      the conduct of such person's office.

                           No indemnification will be provided in      In the absence of a final decision on the
                           the event of a settlement or other          merits by an adjudicating body that such
                           disposition not involving a final           person is liable by reason of willful
                           adjudication resulting in a payment by a    misfeasance, bad faith, gross negligence or
                           Trustee, advisory Trustee or officer,       reckless disregard of the duties involved in
                           unless there has been a determination       the conduct of their office or did not act in
                           that such person did not engage in          good faith in the reasonable belief that his
                           willful misfeasance, bad faith, gross       or her actions were in the best interests of
                           negligence or reckless disregard of         the Trust, indemnification will be provided if
                           duties involved in the conduct of that      (a) approved as in the best interests of the
                           individual's office by the court or other   Trust, after notice that it involves such
                           body approving the settlement or other      indemnification, by at least a majority of the
                           disposition or by a reasonable              disinterested, non-Party Trustees acting on
                           determination that the individual did not   the matter (provided that a majority of the
                           engage in such conduct: (i) by vote of a    disinterested Trustees then in office act on
                           majority of the disinterested, non-party    the matter) upon a determination that such
                           Trustees; or (ii) by written opinion of     person acted in good faith in the reasonable
                           the then-current legal counsel to the       belief that his or her actions were in the
                           disinterested Trustees or other legal       best interest of the Trust and is not liable
                           counsel chosen by the majority of the       to the Trust or its shareholders by reason of
                           disinterested, non-party Trustees.          willful misfeasance, bad faith, gross
                                                                       negligence or reckless disregard of the duties
                                                                       involved in the conduct of his or her office
                                                                       or (b) there has been obtained an opinion in
                                                                       writing of independent legal counsel to the
                                                                       effect that such person acted in good faith
                                                                       and such indemnification would not protect
                                                                       such person against any liability to the Trust
                                                                       to which such person would otherwise be
                                                                       subject by reason of willful misfeasance, bad
                                                                       faith, gross negligence or reckless disregard
                                                                       of the duties involved in the conduct of his
                                                                       or her office.

LEGAL EXPENSES:            Legal expenses associated with authorized   Legal expenses may be paid from time to time
                           indemnification shall be advanced by the    by the Trust in advance of the final
                           Trust prior to final disposition thereof    disposition of any such proceeding if the
                           upon receipt of an undertaking by or on     Trust receives a written undertaking by the
                           behalf of the indemnified person to repay   indemnified person to reimburse the Trust in
                           such amount if it is ultimately             the event it is ultimately determined that the
                           determined that such person is not          indemnified person is not entitled to such
                           entitled to indemnification, provided       indemnification and (a) the indemnified person
                           that (a) the indemnified person provides    provides security for his undertaking, or (b)
                           security for his undertaking or the Trust   the Trust is insured against losses arising by
                           is insured against such losses, or (b) a    reason of such indemnified person's failure to
                           majority of the disinterested, non-party    fulfill his or her undertaking, or (c) a
                           Trustees or independent legal counsel,      majority of the disinterested, non-party
                           through a written opinion, determine that   Trustees (provided that a majority of such
                           the indemnified person ultimately will be   Trustees then in office act on the matter) or
                           found entitled to indemnification.          independent legal counsel, as expressed in a
                                                                       written opinion, determines that there is
                                                                       reason to believe that the indemnified person
                                                                       ultimately will be found entitled to
                                                                       indemnification.

DERIVATIVE ACTIONS:        No shareholder shall have the right to      Issue not addressed.
                           bring or maintain any court action,
                           proceeding or claim on behalf of the
                           Trust without first making demand on the
                           Trustees requesting the Trustees to bring
                           or maintain such action, proceeding or
                           claim. Such demand shall be excused only
                           when the plaintiff makes a specific
                           showing that irreparable injury to the
                           Trust would otherwise result, or if a
                           majority of the Trustees or a majority of
                           any committee established to consider the
                           merits of such action, has a material
                           personal financial interest in the action
                           at issue.

                                   APPENDIX D

                           FORM OF REVISED DECLARATION

                              DECLARATION OF TRUST

                                       OF

                                   ----------

                         Dated as of _____________, 2007

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
ARTICLE I--Name and Definitions                                               1
   Section 1.1  Name                                                          1
   Section 1.2  Definitions                                                   1

ARTICLE II--Trustees                                                          3
   Section 2.1  Number of Trustees                                            3
   Section 2.2  Term of Office of Trustees                                    3
   Section 2.3  Resignation and Appointment of Trustees                       5
   Section 2.4  Vacancies                                                     5
   Section 2.5  Delegation of Power to Other Trustees                         5

ARTICLE III--Powers of Trustees                                               6
   Section 3.1  General                                                       6
   Section 3.2  Investments                                                   6
   Section 3.3  Legal Title                                                   8
   Section 3.4  Issuance and Repurchase of Securities                         8
   Section 3.5  Borrowing Money; Lending Trust Property                       8
   Section 3.6  Delegation                                                    8
   Section 3.7  Collection and Payment                                        8
   Section 3.8  Expenses                                                      9
   Section 3.9  Manner of Acting; By-Laws                                     9
   Section 3.10 Miscellaneous Powers                                          9

ARTICLE IV--Investment Adviser, Distributor, Custodian and Transfer Agent    10
   Section 4.1  Investment Adviser                                           10
   Section 4.2  Distributor                                                  11
   Section 4.3  Custodian                                                    11
   Section 4.4  Transfer Agent                                               11
   Section 4.5  Parties to Contract                                          11

ARTICLE V--Limitations of Liability of Shareholders, Trustees and Others     12
   Section 5.1  No Personal Liability of Shareholders                        12
   Section 5.2  Limitation of Liability of Trustees and Others               12
   Section 5.3  Mandatory Indemnification                                    13
   Section 5.4  No Bond Required                                             15
   Section 5.5  No Duty of Investigation; Notice in Trust
                Instruments                                                  15
   Section 5.6  Good Faith Action; Reliance on Experts                       16
   Section 5.7  Derivative Actions                                           16

ARTICLE VI--Shares of Beneficial Interest                                    17
   Section 6.1  Beneficial Interest                                          17
   Section 6.2  Rights of Shareholders                                       17
   Section 6.3  Trust Only                                                   18

   Section 6.4  Issuance of Shares                                           18
   Section 6.5  Register of Shares                                           18
   Section 6.6  Transfer of Shares                                           19
   Section 6.7  Notices                                                      19
   Section 6.8  Voting Powers                                                19

ARTICLE VII--Determination of Net Asset Value, Net Income and
   Distributions                                                             20

ARTICLE VIII--Duration; Termination of Trust; Amendment; Mergers, etc.       21
   Section 8.1  Duration                                                     21
   Section 8.2  Termination of Trust                                         21
   Section 8.3  Amendment Procedure                                          21
   Section 8.4  Merger, Consolidation and Sale of Assets                     23
   Section 8.5  Incorporation, Reorganization                                23
   Section 8.6  Conversion                                                   24
   Section 8.7  Certain Transactions                                         24

ARTICLE IX--Miscellaneous                                                    26
   Section 9.1  Filing                                                       26
   Section 9.2  Governing Law                                                26
   Section 9.3  Principal Office                                             26
   Section 9.4  Counterparts                                                 27
   Section 9.5  Reliance by Third Parties                                    27
   Section 9.6  Provisions in Conflict with Law or Regulations               27

Signature Page                                                               28

                              DECLARATION OF TRUST

                                       OF

                                   ----------

                             Dated as of _____, 2007

     This DECLARATION OF TRUST is made this __th day of ________, 2007 by the Trustees;

     WHEREAS, the Trustees desire to establish a trust for the investment and reinvestment of funds contributed thereto; and

     WHEREAS, the Trustees desire that the beneficial interest in the Trust assets be divided into transferable Shares of Beneficial Interest (without par value) issued in one or more series, as hereinafter provided;

     NOW THEREFORE, the Trustees hereby confirm that all money and property contributed to the Trust hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the Shares of Beneficial Interest (without par value) issued hereunder and subject to the provisions hereof.

                                    ARTICLE I

                              NAME AND DEFINITIONS

     Section 1.1.  Name.  The name of the Trust is _________.

     Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings:

     (a) "Advisory Trustee" means any person, which may include a former Trustee, appointed by resolution of the Trustees to serve the Board in an advisory capacity, for such period and in accordance with such terms and conditions as are determined by the Trustees. An Advisory Trustee shall serve at the pleasure of the Trustees and may be removed by the Trustees at any time and for any reason, with or without cause, and may resign at any time by an instrument in writing signed by that Advisory Trustee and delivered to the Trust. Advisory Trustees, in their capacity as such, are not Trustees or officers of the Trust for any purpose and shall have no legal, voting or other powers or obligations of Trustees or officers hereunder, and shall not perform the functions of the Trustees or officers in any manner.

     (b) "By-Laws" means the By-laws referred to in Section 3.9 hereof, as from time to time amended.

     (c) "Commission" has the meaning given that term in the 1940 Act.

     (d) "Declaration" means this Declaration of Trust, as amended from time to time. Reference in this Declaration of Trust to "Declaration," "hereof," "herein" and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

     (e) "Distributor" means a party furnishing services to the Trust pursuant to any contract described in Section 4.2 hereof.

     (f) "Interested Person" has the meaning given that term in the 1940 Act.

     (g) "Investment Adviser" means a party furnishing services to the Trust pursuant to any contract described in Section 4.1 hereof.

     (h) "Majority Shareholder Vote" has the same meaning as the phrase "vote of a majority of the outstanding voting securities" as defined in the 1940 Act.

     (i) "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time, and as such Act or the Rules and Regulations thereunder may apply to the Trust pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act.

     (j) "Person" means and includes individuals, corporations, limited liability companies, partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

     (k) "Shareholder" means a record owner of outstanding Shares.

     (l) "Shares" means the Shares of Beneficial Interest into which the beneficial interest in the Trust shall be divided from time to time. The term "Shares" includes fractions of Shares as well as whole Shares.

     (m) "Transfer Agent" means a party furnishing services to the Trust pursuant to any transfer agency contract described in Section 4.4 hereof.

     (n) "Trust" means the trust hereunder.

     (o) "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees.

     (p) "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as trustees hereunder. For the avoidance of any doubt, an "Advisory Trustee" as defined in Section 1.2(a) is not a Trustee for any purpose hereunder.

                                   ARTICLE II

                                    TRUSTEES

     Section 2.1. Number of Trustees. The number of Trustees shall be such number as shall be fixed from time to time by a majority of the Trustees, provided, however, that the number of Trustees shall in no event be less than three (3) nor more than fifteen (15). No reduction in the number of Trustees shall have the effect of removing any Trustee from office prior to the expiration of his or her term unless the Trustee is specifically removed pursuant to Section 2.2 hereof at the time of the decrease.

     Section 2.2. Term of Office of Trustees. The Board of Trustees shall be divided into three classes. Within the limits above specified, the number of Trustees in each class shall be determined by resolution of the Board of Trustees. The term of office of the first class shall expire on the date of the first annual meeting of Shareholders or special meeting in lieu thereof following January 1, 2008. The term of office of the second class shall expire on the date of the second annual meeting of Shareholders or special meeting in lieu thereof. The term of office of the third class shall expire on the date of the third annual meeting of Shareholders or special meeting in lieu thereof. Upon expiration of the term of office of each class as set forth above, the number of Trustees in such class, as determined by the Board of Trustees, shall be elected for a term expiring on the date of the third annual meeting of Shareholders or special meeting in lieu thereof following such expiration to succeed the Trustees whose terms of office expire. The Trustees shall be elected at an annual meeting of the Shareholders or special meeting in lieu thereof called for that purpose, except as provided in Section 2.3 hereof.

     Each Trustee shall hold office until the earlier of his or her death or the election and qualification of his or her successor; except that:

     (a) any Trustee may resign his or her trust (without need for prior or subsequent accounting) by an instrument in writing signed by that Trustee and delivered to the Trust, which shall take effect upon such delivery or upon such later date as is specified therein;

     (b) any Trustee may be removed at any time, with or without cause, by written instrument signed by at least three-quarters of the Trustees, specifying the date when such removal shall become effective;

     (c) any Trustee who has attained a mandatory retirement age established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy; and

     (d) a Trustee may be removed at any meeting of Shareholders by a vote of Shares representing two-thirds of the outstanding Shares of the Trust entitled to vote for the election of such Trustee.

Upon the resignation, retirement or removal of a Trustee, or his or her otherwise ceasing to be a Trustee, that individual shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning, retiring or removed Trustee. Upon the incapacity or death of any Trustee, that Trustee's legal representative shall execute and deliver on his or her behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

     Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.

     Section 2.3. Resignation and Appointment of Trustees. In case of the declination, death, resignation, retirement or removal of any of the Trustees, or in case a vacancy shall, by reason of an increase in number of Trustees, or for any other reason, exist, a majority of the remaining Trustees may fill such vacancy by appointing such other individual as they in their discretion shall see fit. Any such appointment shall not become effective, however, until the person appointed shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. An appointment of a Trustee may be made by the Trustees then in office in anticipation of a vacancy to occur by reason of retirement, resignation, removal or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation, removal or increase in number of Trustees. The power of appointment is subject to all applicable provisions of the 1940 Act.

     Section 2.4. Vacancies. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of the Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.3, or while any Trustee is incapacitated, the other Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration, and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees. A written instrument certifying the existence of such vacancy or incapacity signed by a majority of the Trustees shall be conclusive evidence of the existence thereof.

     Section 2.5. Delegation of Power to Other Trustees. Subject to requirements imposed by the 1940 Act and other applicable law, any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two Trustees personally exercise the powers granted to the Trustees under the Declaration except as otherwise expressly provided herein.

                                   ARTICLE III

                               POWERS OF TRUSTEES

     Section 3.1. General. Subject to the provisions of the Declaration, the Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without The Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia, and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

     The enumeration of any specific power herein shall not be construed as limiting the aforesaid power or any other power of the Trustees hereunder. Such powers of the Trustees may be exercised without order of or resort to any court.

     Section 3.2. Investments. (a) The Trustees shall have the power:

     (i) to conduct, operate and carry on the business of an investment company;

     (ii) to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of securities of every nature and kind, U.S. and foreign currencies, any form of gold or other precious metal, commodity contracts, any form of option contract, contracts for the future acquisition or delivery of fixed income or other securities, derivative instruments of every kind, "when-issued" or standby contracts, and all types of obligations or financial instruments, including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind, issued, created, guaranteed or sponsored by any and all Persons, including, without limitation,

     (A) states, territories and possessions of the United States and the District of Columbia and any political subdivision, agency or instrumentality of any such Person,

     (B) the U.S. Government, any foreign government, or any political subdivision or any agency or instrumentality of the U.S. Government or any foreign government,

     (C) any international instrumentality,

     (D) any bank or savings institution, or

     (E) any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, or under any foreign law;

to retain Trust assets in cash and from time to time to change the investments in which the assets of the Trust are invested; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments; and

     (iii) to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, proper or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

     (b) The Trustees shall not be limited to investing in securities or obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

     (c) Notwithstanding any other provision of the Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of the Trust Property, or sell all or a portion of such Trust Property and invest the proceeds of such sales, in one or more other investment companies to the extent not prohibited by the 1940 Act.

     Section 3.3. Legal Title. Legal title to all Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person or nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee. Upon the resignation, retirement, removal or death of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

     Section 3.4. Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer, and otherwise deal in Shares and, subject to the provisions set forth in Articles VII and VIII hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds of the Trust or other Trust Property, whether capital or surplus or otherwise.

     Section 3.5. Borrowing Money; Lending Trust Property. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the Trust Property, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust Property.

     Section 3.6. Delegation. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees, any Investment Adviser, Distributor, custodian, agent or independent contractor of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem appropriate or expedient.

     Section 3.7. Collection and Payment. The Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

     Section 3.8. Expenses. The Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees, Trustees and Advisory Trustees.

     Section 3.9. Manner of Acting; By-Laws. Except as otherwise provided herein, in the 1940 Act or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees at which a quorum is present, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of two-thirds of the Trustees. The Trustees may adopt By-Laws not inconsistent with the Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws to the extent permitted therein at any time.

     Section 3.10. Miscellaneous Powers. Without limiting the foregoing, the Trustees shall have the power to:

     (a) employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

     (b) enter into joint ventures, partnerships and any other combinations or associations;

     (c) elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, in each case with or without cause, and appoint and terminate any one or more committees which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;

     (d) purchase, and pay for out of Trust Property, such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation, insurance policies insuring the assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring Shareholders, any administrator, Trustees, Advisory Trustees, officers, employees, agents, any Investment Adviser, any Distributor, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability;

     (e) establish pension, profit-sharing, Share purchase, deferred compensation, and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust;

     (f) to the extent permitted by law, indemnify any person with whom the Trust has dealings, including any Investment Adviser, administrator, custodian, Distributor, Transfer Agent, shareholder servicing agent and any dealer, to such extent as the Trustees shall determine;

     (g) guarantee indebtedness or contractual obligations of others;

     (h) determine and change the fiscal year of the Trust and the method by which its accounts shall be kept; and

     (i) adopt a seal for the Trust, provided that the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

                                   ARTICLE IV

                        INVESTMENT ADVISER, DISTRIBUTOR,
                          CUSTODIAN AND TRANSFER AGENT

     Section 4.1. Investment Adviser. Subject to applicable requirements of the 1940 Act, the Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts whereby the other party to each such contract shall undertake to furnish the Trust such management, investment advisory, statistical and research facilities and services, promotional activities, and such other facilities and services, if any, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provision of the Declaration, the Trustees may delegate to the Investment Adviser authority (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans or exchanges of assets of the Trust on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any of such purchases, sales, loans or exchanges shall be deemed to have been authorized by all the Trustees. Such services may be provided by one or more Persons.

     Section 4.2. Distributor. Subject to applicable requirements of the 1940 Act, the Trustees may in their discretion from time to time enter into one or more exclusive or non-exclusive distribution contracts providing for the sale of Shares, whereby the Trust may either agree to sell the Shares to the other party to any such contract or appoint any such other party its sales agent for such Shares. In either case, any such contract shall be on such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the Declaration or the By-Laws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements or agency agreements with securities dealers or other Persons to further the purpose of the distribution or repurchase of the Shares. Such services may be provided by one or more Persons.

     Section 4.3. Custodian. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party to each such contract shall undertake to furnish such custody services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the 1940 Act, the Declaration or the By-Laws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Section may be provided by one or more Persons.

     Section 4.4. Transfer Agent. The Trustees may in their discretion from time to time enter into one or more transfer agency or sub-transfer agency and shareholder servicing contracts whereby the other party to each such contract shall undertake to furnish such transfer agency and/or shareholder services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the Declaration or the By-Laws. Such services may be provided by one or more Persons.

     Section 4.5. Parties to Contract. Any contract of the character described in any Section of this Article IV may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, partner, director, trustee, shareholder, or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of any such contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1, 4.2, 4.3 and 4.4 above, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section 4.5.

                                    ARTICLE V

                    LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
                               TRUSTEES AND OTHERS

     Section 5.1. No Personal Liability of Shareholders. No Shareholder or former Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust solely by reason of being or having been a Shareholder. The Trust shall indemnify and hold each Shareholder and former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his or her being or having been a Shareholder (other than taxes payable by virtue of owning Shares), and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder or former Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder or former Shareholder in any appropriate situation even though not specifically provided herein. The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust.

     Section 5.2. Limitation of Liability of Trustees and Others. (a) No Trustee, Advisory Trustee, officer or employee or agent of the Trust shall be subject to any liability whatsoever to any Person in connection with Trust Property or the affairs of the Trust, and no Trustee or Advisory Trustee shall be responsible or liable in any event for any neglect or wrongdoing of any officer, employee or agent of the Trust or for the act or omission of any other Trustee or Advisory Trustee. For the sake of clarification and without limiting the foregoing, the appointment, designation or identification of a Trustee as the Chair of the Trustees, the lead or assistant lead independent Trustee, a member or Chair of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert) or any other special appointment, designation or identification given to a Trustee, shall not (a) impose on that person any duty, obligation or liability that is greater than the duties, obligations and liabilities imposed on that person as a Trustee in the absence of the appointment, designation or identification or (b) affect in any way such Trustee's rights or entitlement to indemnification, and no Trustee who has special skills or expertise, or is appointed, designated or identified as aforesaid, shall (x) be held to a higher standard of care by virtue thereof or
(y) be limited with respect to any indemnification to which such Trustee would otherwise be entitled. Notwithstanding anything to the contrary in this Section 5.2(a) or otherwise, nothing in the Declaration shall protect any Trustee, Advisory Trustee, officer, employee or agent of the Trust against any liability to the Trust or its Shareholders to which he, she or it would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his, her or its office or position with or on behalf of the Trust.

     (b) All persons extending credit to, contracting with or having claim against the Trust shall look solely to the assets of the Trust for payment under such credit, contract or claim; and neither any Trustee or Advisory Trustee, nor any of the Trust's officers, employees or agents, whether past, present or future, shall be personally liable therefor.

     Section 5.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

     (i) every person who is or has been a Trustee, Advisory Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee, Advisory Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof;

     (ii) the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

     (b) No indemnification shall be provided hereunder to a Covered Person:

     (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

     (ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

     (iii) in the event of a settlement involving a payment by a Trustee, Advisory Trustee or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

          (A) by vote of a majority of the Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

          (B) by written opinion of (i) the then-current legal counsel to the Trustees who are not Interested Persons of the Trust or (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no

Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent.

     (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.

     (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this
Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this Section 5.3, provided that either:

     (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

     (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in Section 5.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

     As used in this Section 5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

     (e) With respect to any such determination or opinion referred to in clause
(b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.

     Section 5.4. No Bond Required. No Trustee, Advisory Trustee or officer shall be obligated to give any bond or other security for the performance of any of his or her duties hereunder.

     Section 5.5. No Duty of Investigation; Notice in Trust Instruments. No purchaser, lender, shareholder servicing agent, Transfer Agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned, or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees or officers shall recite that the same is executed or made by them not individually, but as or on behalf of Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustees, officers or Shareholders individually, but bind only the Trust estate, and may contain any further recital deemed appropriate, but the omission of such recital shall not operate to bind any of the Trustees, officers or Shareholders individually. The Trustees may maintain insurance for the protection of the Trust Property, Shareholders, Trustees, Advisory Trustees, officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

     Section 5.6. Good Faith Action; Reliance on Experts. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law. Each Trustee and officer or employee of the Trust shall, in the performance of his or her duties, be under no liability and fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon advice of counsel, or upon reports made to the Trust by any of its officers or employees or by the Investment Adviser, the Distributor, Transfer Agent, custodian, any shareholder servicing agent, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

     Section 5.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust would otherwise result, or if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a material personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration.

     Such demand shall be mailed to the Secretary or Clerk of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust shall be subject to the right of the Shareholders under Section 6.8 of the Declaration to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.

                                   ARTICLE VI

                          SHARES OF BENEFICIAL INTEREST

     Section 6.1. Beneficial Interest. The interest of the beneficiaries hereunder may be divided into transferable Shares of Beneficial Interest (without par value). The number of Shares authorized hereunder is unlimited. All Shares issued hereunder including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

     Section 6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in the Declaration. The Shares shall not entitle the holder to preference, preemptive, appraisal, conversion or exchange rights. By becoming a Shareholder each Shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Declaration.

     Section 6.3. Trust Only. It is the intention of the Trustees to create only the relationship of Trustee and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

     Section 6.4. Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with, the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares into a greater or lesser number without thereby changing their proportionate beneficial interests in Trust Property. Contributions to the Trust may be accepted for whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

     Section 6.5. Register of Shares. A register or registers shall be kept at the principal office of the Trust or at an office of the Transfer Agent which shall contain the names and addresses (which may be addresses for electronic delivery) of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to that Shareholder as provided herein or in the By-Laws, until the Shareholder has given his or her address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon. The Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

     Section 6.6. Transfer of Shares. Shares shall be transferable on the records of the Trust only by the record holder thereof or by the record holder's agent thereunto authorized in writing, upon delivery to the Trustees or, if there is a Transfer Agent with respect to such Shares, the Transfer Agent of a duly executed instrument of transfer together with any certificate or certificates (if issued) for such Shares and such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.

     Any Person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees or the Transfer Agent; but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law.

     Section 6.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given (i) if mailed, postage prepaid, addressed to any Shareholder of record at the Shareholder's last known address as recorded on the register of the Trust, (ii) if sent by electronic transmission to the Shareholder of record at the Shareholder's last known address for electronic delivery as recorded on the register of the Trust, (iii) if mailed or sent by electronic delivery to one or more members of the Shareholder's household in accordance with applicable law or regulation, or (iv) if otherwise sent in accordance with applicable law or regulation.

     Section 6.8. Voting Powers. The Shareholders shall have power to vote only
(i) for the election of Trustees when that issue is submitted to Shareholders, and for the removal of Trustees as provided in Section 2.2 hereof, (ii) with respect to any investment advisory or management contract on which a shareholder vote is required by the 1940 Act, (iii) with respect to termination of the Trust to the extent and as provided in Section 8.2 hereof, (iv) with respect to any amendment of the Declaration to the extent and as provided in Section 8.3 hereof, (v) with respect to any merger, consolidation, or sale of assets to the extent and as provided in Sections 8.4 and 8.7 hereof, (vi) with respect to any conversion of the Trust to an "open-end company" to the extent and as provided in Section 8.6 hereof, (vii) to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and (viii) with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws, or any registration of the Trust with the Commission (or any successor agency) or any other regulator having jurisdiction over the Trust, or as the Trustees may consider necessary or desirable.

     A Shareholder shall be entitled to one vote for each Share owned by such Shareholder on each matter on which such Shareholder is entitled to vote and each fractional Share shall be entitled to a proportionate fractional vote. Shares held in the treasury of the Trust shall not be voted.

     Except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, if any, Shares representing a majority of the Shares voted in person or by proxy shall decide any questions and a plurality shall elect a Trustee, provided that abstentions and broker non-votes shall not be counted as votes cast but shall be counted as being present for purposes of determining the existence of a quorum.

     There shall be no cumulative voting in the election of Trustees. Until Shares are issued and during any period when no Shares are outstanding, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws to be taken by Shareholders. The By-Laws may include further provisions for Shareholder votes and meetings and related matters.

                                   ARTICLE VII

                        DETERMINATION OF NET ASSET VALUE,
                          NET INCOME AND DISTRIBUTIONS

     The Trustees, in their absolute discretion, may prescribe and shall set forth in the By-Laws or in a duly adopted vote of the Trustees such bases and times for determining the per Share net asset value of the Shares or net income, or the declaration and payment of dividends and distributions, as they may deem necessary or desirable.

                                  ARTICLE VIII

                         DURATION; TERMINATION OF TRUST;
                            AMENDMENT; MERGERS, ETC.

     Section 8.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article VIII.

     Section 8.2. Termination of Trust. (a) The Trust may be terminated at any time (i) by the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote at any meeting of Shareholders, or
(ii) by the Trustees by written notice to the Shareholders. Upon the termination of the Trust:

     (i) The Trust shall carry on no business except for the purpose of winding up its affairs;

     (ii) The Trustees shall proceed to wind up the affairs of the Trust and all the powers of the Trustees under the Declaration shall continue until the affairs of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and to do all other acts appropriate to liquidate its business; and

     (iii) After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust according to their respective rights.

     (b) After termination of the Trust and distribution to the Shareholders of the Trust as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust, and the rights and interests of all Shareholders of the Trust shall thereupon cease.

     Section 8.3. Amendment Procedure. (a) Except as specifically provided herein, the Trustees may, without any Shareholder vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees, the Trustees may, without any Shareholder vote, amend the Declaration to change the name or principal office of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary or advisable, to conform the Declaration to the requirements of applicable law, including the 1940 Act and the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so. Shareholders shall have the right to vote on (i) any amendment that would affect their right to vote granted in Section 6.8; (ii) any amendment to Section 8.3(a) or (b);
(iii) any amendment as may be required by law or by the Trust's registration statement to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees. Except as otherwise provided in Section 8.3(c), any amendment on which Shareholders have the right to vote shall require a Majority Shareholder Vote of the Shareholders of the Trust, or the written consent, without a meeting, of the holders of Shares representing not less than a majority of the voting power of the Shares of the Trust.

     (b) Nothing contained in the Declaration shall permit the amendment of the Declaration to impair the exemption from personal liability of the Shareholders, former Shareholders, Trustees, Advisory Trustees, officers, employees and agents of the Trust or to permit assessments upon Shareholders or former Shareholders. Notwithstanding anything else herein, any amendment to Section 5.3 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.

     (c) No amendment may be made which shall amend, alter, change or repeal any of the provisions of Section 2.2, Section 8.2, this Section 8.3(c), Section 8.4,
Section 8.6 and Section 8.7 unless the amendment effecting such amendment, alteration, change or repeal shall receive the affirmative vote or consent of sixty-six and two-thirds percent (66 2/3%) of the Shares outstanding and entitled to vote. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of Shares otherwise required by law or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

     (d) A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders (if applicable) or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

     Section 8.4. Merger, Consolidation and Sale of Assets. Subject to applicable law and except as otherwise provided in Section 8.5 hereof, the Trust may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property including its good will, upon such terms and conditions and for such consideration when and as authorized (a) at any meeting of Shareholders called for the purpose by the affirmative vote of the holders of not less than two-thirds of the Shares outstanding and entitled to vote, or (b) by the written consent, without a meeting, of the holders of not less than two-thirds of such Shares, provided, however, that if such merger, consolidation, sale, lease or exchange is recommended by the Trustees, the vote or written consent of the holders of a majority of Shares outstanding and entitled to vote, shall be sufficient authorization. Any such merger, consolidation, sale, lease or exchange shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of The Commonwealth of Massachusetts. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees. Nothing contained herein shall be construed as requiring approval of Shareholders for any sale of assets in the ordinary course of the business of the Trust, or for any transaction, whether deemed a merger, consolidation, reorganization or exchange of shares or otherwise, whereby the Trust issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.

     Section 8.5. Incorporation, Reorganization. The Trustees may, without the vote or consent of Shareholders, cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust (or series or class of a trust), unit investment trust, partnership, limited liability company, association or other organization to acquire all or a portion of the Trust Property or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer such Trust Property to any such corporation, trust (or series or class of a trust), partnership, limited liability company, association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. The Trustees may also, without the vote or consent of Shareholders, cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust (or series or class of a trust), partnership, association or other organization if and to the extent permitted by law. The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to this Section 8.5. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved by the Trustees.

     Section 8.6. Conversion. Notwithstanding any other provision of this Declaration, the conversion of the Trust from a "closed-end company" to an "open-end company," as those terms are defined in the 1940 Act, shall require the affirmative vote or consent of the holders of sixty-six and two-thirds percent (66 2/3%) of the Shares outstanding and entitled to vote. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Shares otherwise required by law or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

     Section 8.7. Certain Transactions. (a) Notwithstanding any other provision of this Declaration and subject to the exceptions provided in paragraph (d) of this Section, the types of transactions described in paragraph (c) of this Section shall require the affirmative vote or consent of the holders of sixty-six and two-thirds percent (66 2/3%) of the Shares outstanding and entitled to vote, when a Principal Shareholder (as defined in paragraph (b) of this Section) is a party to the transaction. Such affirmative vote or consent shall be in addition to the vote or consent of the Shareholders otherwise required by law or by the terms of any class or series of preferred stock, whether now or hereafter authorized, or any agreement between the Trust and any national securities exchange.

     (b) The term "Principal Shareholder" shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than five percent (5%) of the outstanding Shares and shall include any affiliate or associate, as such terms are defined in clause (ii) below, of a Principal Shareholder. For the purposes of this Section, in addition to the Shares which a corporation, person or other entity beneficially owns directly, (a) any corporation, person or other entity shall be deemed to be the beneficial owner of any Shares (i) which it has the right to acquire pursuant to any agreement or upon exercise of conversion rights or warrants, or otherwise (but excluding share options granted by the Trust) or (ii) which are beneficially owned, directly or indirectly (including Shares deemed owned through application of clause (i) above), by any other corporation, person or entity with which its "affiliate" or "associate" (as defined below) has any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of Shares, or which is its "affiliate" or "associate" as those terms are defined in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934 as in effect on December 1, 1986, and (b) the outstanding Shares shall include Shares deemed owned through application of clauses (i) and (ii) above but shall not include any other shares which may be issuable pursuant to any agreement, or upon exercise of conversion rights or warrants, or otherwise.

     (c) This Section shall apply to the following transactions:

     (i) the merger or consolidation of the Trust or any subsidiary of the Trust with or into any Principal Shareholder;

     (ii) the issuance of any securities of the Trust to any Principal Shareholder for cash;

     (iii) the sale, lease or exchange of all or any substantial part of the assets of the Trust to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period);

     (iv) the sale, lease or exchange to the Trust or any subsidiary thereof, in exchange for securities of the Trust of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period).

     (d) The provisions of this Section shall not be applicable to (i) any of the transactions described in paragraph (c) of this Section if the Board of Trustees of the Trust shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction, or (ii) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Trust and its subsidiaries.

     (e) The Board of Trustees shall have the power and duty to determine for the purposes of this Section on the basis of information known to the Trust, whether (i) a corporation, person or entity beneficially owns more than five percent (5%) of the outstanding Shares, (ii) a corporation, person or entity is an "affiliate" or "associate" (as defined above) of another, (iii) the assets being acquired or leased to or by the Trust or any subsidiary thereof, constitute a substantial part of the assets of the Trust and have an aggregate fair market value of less than $1,000,000, and (iv) the memorandum of understanding referred to in paragraph (d) hereof is substantially consistent with the transaction covered thereby. Any such determination shall be conclusive and binding for all purposes of this Section.

                                   ARTICLE IX

                                  MISCELLANEOUS

     Section 9.1. Filing. The Declaration and any subsequent amendment hereto shall be filed in the office of the Secretary of The Commonwealth of Massachusetts and in such other place or places as may be required under the laws of The Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate, provided that the failure to so file shall not invalidate this instrument or any properly authorized amendment hereto. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by an officer or Trustee stating that such action was duly taken in a manner provided herein, and unless such amendment or such certificate sets forth some other time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of The Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of the original Declaration and the various amendments thereto.

     Section 9.2. Governing Law. The Declaration is executed by the Trustees and delivered in The Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth. The Trust shall be of the type commonly called a Massachusetts business trust, and without limiting the provisions hereof, the Trust may exercise all powers which are ordinarily exercised by such a trust, and the absence of a specific reference herein to any such power, privilege, or action shall not imply that the Trust may not exercise such power or privilege or take such action.

     Section 9.3. Principal Office. The principal office of the Trust is 500 Boylston Street, Boston, Massachusetts. The Trustees, without a vote of Shareholders, may change the principal office of the Trust.

     Section 9.4. Counterparts. The Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

     Section 9.5. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, appears to be an officer or Trustee hereunder, certifying to: (i) the number or identity of Trustees or Shareholders, (ii) the due authorization of the execution of any instrument or writing, (iii) the form of any vote passed at a meeting of Trustees or Shareholders, (iv) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of the Declaration, (v) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or
(vi) the existence of any fact or facts which in any manner relates to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

     Section 9.6. Provisions in Conflict with Law or Regulations.

     (a) The provisions of the Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company or other provisions of the Internal Revenue Code of 1986, as amended, or with other applicable laws and regulations, the conflicting provision shall be deemed never to have constituted a part of the Declaration; provided, however, that such determination shall not affect any of the remaining provisions of the Declaration or render invalid or improper any action taken or omitted prior to such determination.

     (b) If any provision of the Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

     IN WITNESS WHEREOF, the undersigned have executed this instrument as of the day and year first written above.


-------------------------------------
Robert E. Butler
As Trustee and Not Individually


-------------------------------------
Lawrence H. Cohn
As Trustee and Not Individually


-------------------------------------
David H. Gunning
As Trustee and Not Individually


-------------------------------------
William R. Gutow
As Trustee and Not Individually


-------------------------------------
Michael Hegarty
As Trustee and Not Individually


-------------------------------------
J. Atwood Ives
As Trustee and Not Individually


-------------------------------------
Robert J. Manning
As Trustee and Not Individually


-------------------------------------
Lawrence T. Perera
As Trustee and Not Individually


-------------------------------------
Robert C. Pozen
As Trustee and Not Individually


-------------------------------------
J. Dale Sherrattt
As Trustee and Not Individually


-------------------------------------
Laurie J. Thomsen
As Trustee and Not Individually


-------------------------------------
Robert W. Uek
As Trustee and Not Individually

                                   APPENDIX E

                               NOMINEE INFORMATION

1.   BIOGRAPHICAL INFORMATION REGARDING NOMINEES.

Information regarding the Nominees, together with their principal business occupations during the last five years (their titles may have varied during that period), is shown below. The address of each Nominee is 500 Boylston Street, Boston, Massachusetts 02116.

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                       YEAR FIRST                                         IN COLUMBIA
                                       ELECTED OR                                        FUND COMPLEX            OTHER
                          POSITION    APPOINTED TO    PRINCIPAL OCCUPATION(S) DURING    TO BE OVERSEEN       DIRECTORSHIPS
NAME AND BIRTH YEAR       WITH FUND      OFFICE               PAST FIVE YEARS             BY NOMINEE            HELD(1)
-------------------      ----------   ------------   --------------------------------   --------------   ---------------------
DISINTERESTED NOMINEES

Robert E. Butler             N/A           N/A       Consultant - regulatory and               7         MFS Funds (99 funds)
(Born 1941)                                          compliance matters (since July
                                                     2002); PricewaterhouseCoopers
                                                     LLP (professional services
                                                     firm), Partner (November 2000
                                                     until June 2002)

Lawrence H. Cohn, M.D.       N/A           N/A       Chief of Cardiac Surgery (until           7         MFS Funds (99 funds)
(Born 1937)                                          2005), Brigham and Women's
                                                     Hospital; Harvard Medical
                                                     School, Professor of Cardiac
                                                     Surgery; Physician Director of
                                                     Medical Device Technology for
                                                     Partners Health Care

David H. Gunning             N/A           N/A       Vice Chairman, Cleveland-Cliffs           7         MFS Funds (99
(Born 1942)                                          Inc. (mining products and                           funds);
                                                     service provider); Portman                          Cleveland-Cliffs
                                                     Limited (Mining), Director                          Inc. (mining
                                                     (since 2005); Director, Lincoln                     products and service
                                                     Electric Holdings, Inc. (welding                    provider); Lincoln
                                                     equipment manufacturer).                            Electric Holdings,
                                                                                                         Inc. (welding
                                                                                                         equipment
                                                                                                         manufacturer)

William R. Gutow             N/A           N/A       Private investor and real estate          7         MFS Funds (99 funds)
(Born 1941)                                          consultant; Capitol
                                                     Entertainment Management Company
                                                     (video franchise), Vice
                                                     Chairman; Atlantic Coast Tan
                                                     (Tanning salons), Vice Chairman.

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                       YEAR FIRST                                         IN COLUMBIA
                                       ELECTED OR                                        FUND COMPLEX            OTHER
                          POSITION    APPOINTED TO    PRINCIPAL OCCUPATION(S) DURING    TO BE OVERSEEN       DIRECTORSHIPS
NAME AND BIRTH YEAR       WITH FUND      OFFICE               PAST FIVE YEARS             BY NOMINEE            HELD(1)
-------------------      ----------   ------------   --------------------------------   --------------   ---------------------
Michael Hegarty              N/A           N/A       Retired; formerly AXA Financial           7         MFS Funds (99 funds)
(Born 1944)                                          (financial services and
                                                     insurance), and President and
                                                     Chief Operating Officer (until
                                                     May 2001), Vice Chairman and
                                                     Chief Operating Officer; The
                                                     Equitable Life Assurance Society
                                                     (insurance).

J. Atwood Ives               N/A           N/A       Private investor; formerly                7         MFS Funds (99 funds)
(born 1936)                                          Chairman, Trustee and Chief
                                                     Executive Officer, Eastern
                                                     Enterprises (diversified
                                                     services company).

Lawrence T. Perera           N/A           N/A       Hemenway & Barnes (attorneys),            7         MFS Funds (99 funds)
(Born 1935)                                          Partner

J. Dale Sherrattt            N/A           N/A       Insight Resources, Inc.                   7         MFS Funds (99 funds)
(Born 1938)                                          (acquisition planning
                                                     specialists), President;
                                                     Wellfleet Investments (investor
                                                     in health care companies),
                                                     Managing General Partner (since
                                                     1993); formerly Chief Executive
                                                     Officer (until May 2001),
                                                     Cambridge Nutraceuticals
                                                     (professional nutritional
                                                     products),

Laurie J. Thomsen            N/A           N/A       Private investor; Prism Venture           7         MFS Funds (99
(Born 1957)                                          Partners (venture capital),                         funds); St. Paul
                                                     Co-founder and General Partner                      Travelers Companies
                                                     (until June 2004)                                   (commercial property
                                                                                                         liability insurance)

Robert W. Uek                N/A           N/A       Retired; formerly Partner,                7         MFS Funds (99 funds)
(Born 1941)                                          PricewaterhouseCoopers LLP
                                                     (professional services firm);
                                                     Consultant to investment company
                                                     industry.

INTERESTED TRUSTEES

Robert J. Manning            N/A           N/A       Massachusetts Financial Services          7         MFS Funds (99
(born 1963) *                                        Company, Chief Executive                            funds);
                                                     Officer, President, Chief                           Massachusetts
                                                     Investment Officer                                  Financial Services
                                                                                                         Company

                                                                                           NUMBER OF
                                                                                          PORTFOLIOS
                                       YEAR FIRST                                         IN COLUMBIA
                                       ELECTED OR                                        FUND COMPLEX            OTHER
                          POSITION    APPOINTED TO    PRINCIPAL OCCUPATION(S) DURING    TO BE OVERSEEN       DIRECTORSHIPS
NAME AND BIRTH YEAR       WITH FUND      OFFICE               PAST FIVE YEARS             BY NOMINEE            HELD(1)
-------------------      ----------   ------------   --------------------------------   --------------   ---------------------
Robert C. Pozen              N/A           N/A       Massachusetts Financial Services          7         MFS Funds (99
(born 1946) *                                        Company, Chairman (since                            funds);
                                                     February 2004); MIT Sloan School                    Massachusetts
                                                     (education), Senior Lecturer                        Financial Services
                                                     (since 2006); Secretary of                          Company; Bell Canada
                                                     Economic Affairs, The                               Enterprises
                                                     Commonwealth of Massachusetts                       (telecommunications);
                                                     (January 2002 to December 2002);                    Medtronic, Inc.
                                                     formerly Vice Chairman and                          (medical
                                                     President, Fidelity Investments,                    technology); Telesat
                                                     Fidelity Management & Research                      (satellite
                                                     Company (investment adviser).                       communications)

(1) Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., "public companies").

* This individual would be an "Interested person" within the meaning of the Investment Company Act of 1940, which is the principal federal law governing investment companies like the Fund, as a result of position with MFS. The address of MFS is 500 Boylston Street, Boston, Massachusetts 02116.

2. POSITIONS HELD WITH AFFILIATED PERSONS

If Proposal 1 is approved by shareholders, each of Messrs. Manning and Pozen would be an "interested person" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund by reason of his affiliation with MFS. No other Nominee would be an "interested person" of the Fund.

3. ARRANGEMENTS FOR SELECTION AS NOMINEE

In light of the Sale, the Board determined that nomination of persons who are more familiar with MFS and with the management and operation of other funds advised by MFS would facilitate the efficient and effective representation of shareholder interests. All Nominees were reviewed by the Board based on the criteria generally employed by the Governance Committee to review candidates for nomination as trustee.

4. RELATED POSITIONS HELD BY DISINTERESTED NOMINEES

[[Except as disclosed in the table in Section 1 of this Appendix E, no disinterested Nominee and no immediate family member of any Nominee holds, or has held within the past five years, any position, as a director, general partner, officer, employee or otherwise, with the Fund, any fund having the same investment adviser or principal underwriter as the Fund, any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of the Fund, any investment adviser or principal underwriter of the Fund or any person in a control relationship with any investment adviser or principal underwriter of the Fund.]]

5. INTERESTS OF DISINTERESTED NOMINEES IN AFFILIATED PERSONS

[[No disinterested Nominee and no immediate family member of any Nominee has, and at no time in the past five years had, any direct or indirect interest, the value of which exceeds $120,000, in any investment adviser or principal underwriter of the Fund, or in any person (other than a fund) in a control relationship with any investment adviser or principal underwriter of the Fund.]]

6. INTERESTS OF DISINTERESTED NOMINEES IN AFFILIATED TRANSACTIONS

[[No disinterested nominee and no immediate family member of any Nominee has, and at no time since the beginning of the past two completed fiscal years of the Fund had, any direct or indirect material interest in any transaction or series of similar transactions involving amounts in excess of $120,000 to which any of the following persons was or is a party: (a) the Fund; (b) any officer of the Fund; (c) any fund having the same investment adviser or principal underwriter as the Fund; (d) any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of the Fund; (e) any officer of any fund having the same investment adviser or principal underwriter as the Fund; (f) any officer of any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of the Fund; (g) any investment adviser or principal underwriter of the Fund; (h) any officer of any investment adviser or principal underwriter of the Fund; (i) any person in a control relationship with any investment adviser or principal underwriter of the Fund; or (j) any officer of any person in a control relationship with any investment adviser or principal underwriter of the Fund.]]

7. RELATIONSHIPS OF DISINTERESTED NOMINEES WITH AFFILIATED PERSONS

[[No disinterested Nominee and no immediate family member of any Nominee has, and at no time since the beginning of the past two completed fiscal years of the Fund had, any direct or indirect relationship involving amounts in excess of $120,000 with any of the following persons: (a) the Fund; (b) any officer of the Fund; (c) any fund having the same investment adviser or principal underwriter as the Fund; (d) any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of the Fund; (e) any officer of any fund having the same investment adviser or principal underwriter as the Fund; (f) any officer of any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of the Fund; (g) any investment adviser or principal underwriter of any Fund; (h) any officer of any investment adviser or principal underwriter of the Fund; (i) any person in a control relationship with any investment adviser or principal underwriter of the Fund; or (j) any officer of any person in a control relationship with any investment adviser or principal underwriter of the Fund. For purposes of this Section 7 of this Appendix E, "relationship" includes payments of property or services to or from any person specified above; provision of legal services to any person specified above; provision of investment banking services to any person specified above, other than as a participating underwriter in a syndicate; and any consulting or other relationship substantially similar in nature and scope to any of the relationships listed in this sentence.]]

8. POTENTIAL CONFLICTS OF INTEREST OF THE NOMINEES

[[No officer of any investment adviser or principal underwriter of the Fund, and no officer of any person in a control relationship with any investment adviser or principal underwriter of the Fund, serves, and at no time since the beginning of the past two completed fiscal years of the Fund served, as a director of any company for which a disinterested Nominee or an immediate family member of any Nominee is, or at any time since the beginning of the past two completed fiscal years of the Fund was, an officer.]]

                                   APPENDIX F

                             NOMINEE SHARE OWNERSHIP

1. BENEFICIAL OWNERSHIP OF EQUITY SECURITIES BY NOMINEES IN THE FUND AND IN FAMILY OF INVESTMENT COMPANIES

The tables below show the dollar range of equity securities of the Fund and the aggregate dollar range of equity securities of the Fund in it's "Family of Investment Companies" (as defined in Item 22(a)(1)(iv) of Rule 14a-101 under the Exchange Act) owned by each Nominee as of the Record Date. For purposes of the tables below, the following symbols are applicable:

N   None
A   $1 - $10,000
B   $10,001 - $50,000
C   $50,001 - $100,000
D   Over $100,000

                            DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                         ---------------------------------------------------
                                            AGGREGATE DOLLAR RANGE OF EQUITY
                                            SECURITIES IN ALL FUNDS OVERSEEN
                         COLONIAL INSURED    BY TRUSTEE OR NOMINEE IN FAMILY
                          MUNICIPAL FUND         OF INVESTMENT COMPANIES
                         ----------------   --------------------------------
Mr. Robert E. Butler       [[________]]               [[________]]
Dr. Lawrence H. Cohn       [[________]]               [[________]]
Mr. David H. Gunning       [[________]]               [[________]]
Mr. William R. Gutow       [[________]]               [[________]]
Mr. Michael Hegarty        [[________]]               [[________]]
Mr. J. Atwood Ives         [[________]]               [[________]]
Mr. Robert J. Manning      [[________]]               [[________]]
Mr. Lawrence T. Perera     [[________]]               [[________]]
Mr. Robert C. Pozen        [[________]]               [[________]]
Mr. J. Dale Sherratt       [[________]]               [[________]]
Ms. Laurie J. Thomsen      [[________]]               [[________]]
Mr. Robert W. Uek          [[________]]               [[________]]

2. BENEFICIAL OWNERSHIP BY DISINTERESTED NOMINEES OF EQUITY SECURITIES IN FUND AFFILIATES

[[No disinterested Nominees or family members of any disinterested Nominees have any beneficial ownership of equity securities in the investment adviser or principal underwriter of the Fund, or in any person in a control relationship with the investment adviser or principal underwriter of the Fund.]]

                                   APPENDIX G
                    TRUSTEE, NOMINEE AND OFFICER INFORMATION

1. BIOGRAPHICAL INFORMATION REGARDING TRUSTEES, NOMINEES AND EXECUTIVE OFFICERS OF THE FUND.

Information regarding the current trustees and officers of the Fund (including the nominees set forth in Proposal 4), together with their principal business occupations during the last five years (their titles may have varied during that period), is shown below. The address of each trustee, nominee and officer is One Financial Center, Boston, Massachusetts 02111-2621. If the Closing occurs, each current officer of the Fund has indicated his or her intention to resign effective at the Closing.

                                                                                                 NUMBER OF
                                             YEAR FIRST                                        PORTFOLIOS IN
                                             ELECTED OR                                        COLUMBIA FUND
                                            APPOINTED TO       PRINCIPAL OCCUPATION(S)       COMPLEX OVERSEEN          OTHER
  NAME AND BIRTH YEAR   POSITION WITH FUND    OFFICE(1)        DURING PAST FIVE YEARS           BY TRUSTEE     DIRECTORSHIPS HELD(2)
  -------------------   ------------------  ------------  ---------------------------------  ----------------  ---------------------
DISINTERESTED TRUSTEES

Thomas C. Theobald          Trustee and         1996      Partner and Senior Advisor,               75         Anixter International
(Born 1937)              Chairman of the                  Chicago Growth Partners (private                     (network support
                              Board                       equity investing) since                              equipment
                                                          September, 2004; Managing                            distributor); Ventas,
                                                          Director, William Blair Capital                      Inc. (real estate
                                                          Partners (private equity                             investment trust);
                                                          investing) from September, 1994                      Jones Lang LaSalle
                                                          to September, 2004.                                  (real estate
                                                                                                               management services;
                                                                                                               Ambac Financial Group
                                                                                                               (financial guaranty
                                                                                                               insurance)

Douglas A. Hacker             Trustee           1996      Independent business executive            75         Nash Finch Company
(Born 1955)                                               since May, 2006; Executive Vice                      (food distributor);
                                                          President - Strategy of United                       Aircastle Limited
                                                          Airlines (airline) from December,                    (aircraft leasing)
                                                          2002 to May, 2006; President of
                                                          UAL Loyalty Services (airline
                                                          marketing company) from
                                                          September, 2001 to December,
                                                          2002; Executive Vice President
                                                          and Chief Financial Officer of
                                                          United Airlines from July, 1999
                                                          to September, 2001.

Janet Langford Kelly          Trustee           1996      Deputy General Counsel -                  75         None
(Born 1957)                                               Corporate Legal Services,
                                                          ConocoPhillips (integrated
                                                          petroleum company) since August,
                                                          2006; Partner, Zelle, Hofmann,
                                                          Voelbel, Mason & Gette LLP (law
                                                          firm) from March, 2005 to July,
                                                          2006; Adjunct Professor of Law,
                                                          Northwestern University, from
                                                          September, 2004 to June, 2006;
                                                          Director, UAL Corporation
                                                          (airline) from February, 2006 to
                                                          July, 2006; Chief Administrative
                                                          Officer and Senior Vice
                                                          President, Kmart Holding
                                                          Corporation (consumer goods),
                                                          from September, 2003 to March,
                                                          2004; Executive Vice President -
                                                          Corporate Development and
                                                          Administration, General Counsel
                                                          and Secretary, Kellogg Company
                                                          (food manufacturer), from

                                                                                                 NUMBER OF
                                             YEAR FIRST                                        PORTFOLIOS IN
                                             ELECTED OR                                        COLUMBIA FUND
                                            APPOINTED TO       PRINCIPAL OCCUPATION(S)       COMPLEX OVERSEEN          OTHER
  NAME AND BIRTH YEAR   POSITION WITH FUND    OFFICE(1)        DURING PAST FIVE YEARS           BY TRUSTEE     DIRECTORSHIPS HELD(2)
  -------------------   ------------------  ------------  ---------------------------------  ----------------  ---------------------
                                                          September, 1999 to August, 2003.

Richard W. Lowry              Trustee           1995      Private Investor since August,            75         None
(Born 1936)                                               1987; formerly Chairman and Chief
                                                          Executive Officer, U.S. Plywood
                                                          Corporation (building products
                                                          manufacturer).

Charles R. Nelson             Trustee           1981      Professor of Economics,                   75         None
(Born 1943)                                               University of Washington since
                                                          January, 1976; Ford and Louisa
                                                          University of Washington Van
                                                          Voorhis Professor of Political
                                                          Economy, University of
                                                          Washington, since September,
                                                          1993; Director, Institute for
                                                          Economic Research, University of
                                                          Washington from September, 2001
                                                          to June, 2003; Adjunct Professor
                                                          of Statistics, University of
                                                          Washington since September, 1980;
                                                          Associate Editor, Journal of
                                                          Money Credit and Banking since
                                                          September, 1993; consultant on
                                                          econometric and statistical
                                                          matters.

John J. Neuhauser             Trustee           1985      University Professor, Boston              75         None
(Born 1942)                                               College since November, 2005;
                                                          Academic Vice President and Dean
                                                          of Faculties, Boston College from
                                                          August, prior thereto.

Patrick J. Simpson            Trustee           2000      Partner, Perkins Coie L.L.P.              75         None
(Born 1944)                                               (law firm).

Thomas E. Stitzel             Trustee           1998      Business Consultant since 1999;           75         None
(Born 1936)                                               Chartered Financial Analyst.

Anne-Lee Verville             Trustee           1998      Retired since 1997; formerly              75         None
(Born 1945)                                               General Manager, Global Education
                                                          Industry, IBM Corporation
                                                          (computer and technology).

INTERESTED TRUSTEE

William E. Mayer(3)           Trustee           1994      Partner, Park Avenue Equity               75         Lee Enterprises
(Born 1940)                                               Partners (private equity) since                      (print media), WR
                                                          February, 1999; formerly Dean and                    Hambrecht & Co.
                                                          Professor, College of Business,                      (financial service
                                                          University of Maryland.                              provider); Reader's
                                                                                                               Digest (publishing).

1. The date shown is the earliest date on which a trustee was elected or appointed to the board of a fund in the Columbia Fund Complex.

2. Directorships or trusteeships of companies required to report to the Commission (i.e., "public companies").

3. Mr. Mayer is an "interested person" (as defined in the 1940 Act) of the Fund by reason of his affiliation with WR Hambrecht + Co., a registered broker-dealer that may execute portfolio transactions for or engage in principal transactions with the Fund or other funds or clients advised by Columbia or its affiliates.

                                                            YEAR FIRST
                                                            ELECTED OR
                                                           APPOINTED TO
  NAME AND BIRTH YEAR           POSITION WITH FUND            OFFICE           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
  -------------------    --------------------------------  ------------  -----------------------------------------------------------
OFFICERS

Christopher L. Wilson    President                             2004      Head of Mutual Funds, Columbia, since August, 2004 and
(Born 1957)                                                              Managing Director, Columbia, since September, 2005;
                                                                         President and Chief Executive Officer, DCD IXIS Asset
                                                                         Management Services, Inc. (investment management), prior
                                                                         thereto

James R. Bordewick, Jr.  Senior Vice President, Secretary      2006      Associate General Counsel, Bank of America since April,
(Born 1959)              and Chief Legal Officer                         2005; Senior Vice President and Associate General Counsel,
                                                                         MFS Investment management (investment management) prior
                                                                         thereto

J. Kevin Connaughton     Senior Vice President, Chief          2000      Managing director of the Advisor since February, 1998
(Born 1964)              Financial Officer and Treasurer

Linda J. Wondrack        Senior Vice President and Chief       2007      Director (Columbia Management Group LLC and Investment
(Born 1964)              Compliance Officer                              Product Group Compliance), Bank of America, since June
                                                                         2005; Director of Corporate Compliance and Conflicts
                                                                         Officer, MFS Investment Management (investment management)

Michael G. Clarke        Chief Accounting Officer and          2004      Director of Fund Administration, Columbia, since January
(Born 1969)              Assistant Treasurer                             2006; Managing Director of Columbia Management Advisors,
                                                                         LLC September, 2004 to December, 2005; Vice President Fund
                                                                         Administration, Columbia, June, 2002 to September, 2004.
                                                                         Vice President Product Strategy and Development, Columbia,
                                                                         prior thereto.

Stephen T. Welsh         Vice President                        1996      President, Columbia Management Services, Inc., since July,
(Born 1957)                                                              2004; Senior Vice President and Controller, Columbia
                                                                         Management Services, Inc. prior thereto.

Jeffrey R. Coleman       Deputy Treasurer                      2004      Director of Fund Administration, Columbia, since January,
(Born 1969)                                                              2006; Fund Controller from October, 2004 to January, 2006;
                                                                         Vice President of CDC IXIS Asset Management Services, inc.
                                                                         (investment management) prior thereto.

Joseph F. DiMaria        Deputy Treasurer                      2004      Director of Fund Administration, Columbia, since January,
(Born 1968)                                                              2006; Head of Tax/Compliance and Assistant Treasurer,
                                                                         Columbia, from November, 2004 to December, 2005; Director
                                                                         of Trustee Administration (Sarbanes-Oxley, Columbia) from
                                                                         May, 2003 to October, 2004; Senior Audit Management,
                                                                         PricewaterhouseCoopers (independent registered public
                                                                         accounting firm) prior thereto.

Ty S. Edwards            Deputy Treasurer                      2004      Director of Fund Administration, Columbia, since January,
(Born 1966)                                                              2006; Vice President of the Adviser from July, 2002 to
                                                                         December, 2005; Assistant Vice President and Director,
                                                                         State Street Corporation (financial services), prior
                                                                         thereto.

Kathryn Dwyer-Thompson   Assistant Treasurer                   2006      Vice President, Mutual Fund Accounting Oversight of the
(Born 1967)                                                              Advisor since December 2004; Vice President, State Street
                                                                         Corporation, prior thereto

Marybeth C. Pilat        Assistant Treasurer                   2006      Vice President, Mutual Fund Valuation of the Advisor since
(Born 1968)                                                              January 2006; Vice President, Mutual Fund Accounting
                                                                         oversight of the Advisor prior to January 2006.

                                                            YEAR FIRST
                                                            ELECTED OR
                                                           APPOINTED TO
  NAME AND BIRTH YEAR           POSITION WITH FUND            OFFICE           PRINCIPAL OCCUPATION(S) DURING PAST FIVE YEARS
  -------------------    --------------------------------  ------------  -----------------------------------------------------------
Philip N. Prefontaine    Assistant Treasurer                   2006      Vice President, Trustee Reporting of the Advisor since
(Born 1948)                                                              September 2003; Manager, Investors Bank & Trust Company
                                                                         (financial services), from December 2002 to September 2003;
                                                                         Audit Senior, Deloitte & Touche, LLP (independent
                                                                         registered public accounting firm) prior thereto.

Barry S. Vallan          Controller                            2006      Vice President-Fund Treasury of the Advisor since October,
(Born 1969)                                                              2004,; Vice President-Trustee Reporting, Columbia, from
                                                                         April, 2002 to October, 2004; Management Consultant,
                                                                         PricewaterhouseCoopers (independent registered public
                                                                         account firm), prior thereto.

Peter T. Fariel          Assistant Secretary                   2006      Associate General Counsel, Bank of America since April,
(born 1957)                                                              2005; Partner, Goodwin Procter LLP (law firm) prior to
                                                                         April, 2005.

Julie B. Lyman           Assistant Secretary                   2007      Assistant General Counsel, Bank of America since October
(Born 1970)                                                              2006; Associate, Kirkpatrick & Lockhart Nicholas Graham LLP
                                                                         (law firm), from April 2004 to October 2006; Counsel &
                                                                         Assistant Vice President, CDC IXIS Asset Management
                                                                         Services, Inc. (investment management) prior thereto.

Ryan C. Larrenaga        Assistant Secretary                   2005      Assistant General Counsel, Bank of America since March,
(Born 1970)                                                              2005; Associate, Ropes & Gray LLP (law firm), prior
                                                                         thereto.

Julian Quero             Assistant Treasurer                   2003      Senior Compliance Manager of Columbia since April, 2002;
(Born 1967)                                                              Assistant Vice President of Taxes and Distributions of
                                                                         Columbia prior thereto.

2. POSITIONS HELD WITH AFFILIATED PERSONS

With the exception of Mr. Mayer, no trustee of the Fund and no nominee set forth in Proposal 4 is an "interested person" (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Fund. Officers of the Fund hold the positions with affiliated persons of the Fund set forth in the preceding table.

3. ARRANGEMENTS FOR SELECTION AS TRUSTEE, NOMINEE OR OFFICER

[[All nominees set forth in Proposal 4 were reviewed by the Board based on the criteria generally employed by the Governance Committee to review candidates for nomination as trustee. There exist no arrangements or understandings between any such nominee and any other person pursuant to which any such nominee was selected as a nominee. There also exist no arrangements or understandings between any trustee or officer of the Fund and any other person pursuant to which any such trustee or officer was selected as a trustee or officer, respectively.]]

4. RELATED POSITIONS HELD BY INDEPENDENT TRUSTEES OR DISINTERESTED NOMINEES

[[Except as disclosed in the table in Section 1 of this Appendix G, no Independent Trustee, no disinterested nominee set forth in Proposal 4 and no immediate family member of any of the foregoing holds, or has held within the past five years, any position, as a director, general partner, officer, employee or otherwise, with the Fund, any fund having the same investment adviser or principal underwriter as the Fund, any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of the Fund, any investment adviser or principal underwriter of the Fund or any person in a control relationship with any investment adviser or principal underwriter of the Fund.]]

5. INTERESTS OF INDEPENDENT TRUSTEES OR DISINTERESTED NOMINEES IN AFFILIATED PERSONS

[[No Independent Trustee, no disinterested nominee set forth in Proposal 4 and no immediate family member of any of the foregoing has, and at no time in the past five years had, any direct or indirect interest, the value of which exceeds $120,000, in any investment adviser or principal underwriter of the Fund, or in any person (other than a fund) in a control relationship with any investment adviser or principal underwriter of the Fund.]]

6. INTERESTS OF INDEPENDENT TRUSTEES OR DISINTERESTED NOMINEES IN AFFILIATED TRANSACTIONS

[[No Independent Trustee, no disinterested nominee set forth in Proposal 4 and no immediate family member of any of the foregoing has, and at no time since the beginning of the past two completed fiscal years of the Fund had, any direct or indirect material interest in any transaction or series of similar transactions involving amounts in excess of $120,000 to which any of the following persons was or is a party: (a) the Fund; (b) any officer of the Fund; (c) any fund having the same investment adviser or principal underwriter as the Fund; (d) any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of the Fund;
(e) any officer of any fund having the same investment adviser or principal underwriter as the Fund; (f) any officer of any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of the Fund; (g) any investment adviser or principal underwriter of the Fund; (h) any officer of any investment adviser or principal underwriter of the Fund; (i) any person in a control relationship with any investment adviser or principal underwriter of the Fund; or (j) any officer of any person in a control relationship with any investment adviser or principal underwriter of the Fund.]]

7. RELATIONSHIPS OF INDEPENDENT TRUSTEES OR DISINTERESTED NOMINEES WITH AFFILIATED PERSONS

[[No Independent Trustee, no disinterested nominee set forth in Proposal 4 and no immediate family member of any of the foregoing has, and at no time since the beginning of the past two completed fiscal years of the Fund had, any direct or indirect relationship involving amounts in excess of $120,000 with any of the following persons: (a) the Fund; (b) any officer of the Fund; (c) any fund having the same investment adviser or principal underwriter as the Fund; (d) any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of the Fund;
(e) any officer of any fund having the same investment adviser or principal underwriter as the Fund; (f) any officer of any fund having an investment adviser or principal underwriter in a control relationship with any investment adviser or principal underwriter of the Fund; (g) any investment adviser or principal underwriter of the Fund; (h) any officer of any investment adviser or principal underwriter of the Fund; (i) any person in a control relationship with any investment adviser or principal underwriter of the Fund; or (j) any officer of any person in a control relationship with any investment adviser or principal underwriter of the Fund. For purposes of this
Section 7 of this Appendix G, "relationship" includes payments of property or services to or from any person specified above; provision of legal services to any person specified above; provision of investment banking services to any person specified above, other than as a participating underwriter in a syndicate; and any consulting or other relationship substantially similar in nature and scope to any of the relationships listed in this sentence.]]

8. POTENTIAL CONFLICTS OF INTEREST OF THE TRUSTEES OR NOMINEES

[[No officer of any investment adviser or principal underwriter of the Fund, and no officer of any person in a control relationship with any investment adviser or principal underwriter of the Fund, serves, and at no time since the beginning of the past two completed fiscal years of the Fund served, as a director of any company for which an Independent Trustee, a disinterested nominee set forth in Proposal 4 or an immediate family member of any of the foregoing is, or at any time since the beginning of the past two completed fiscal years of the Fund was, an officer.]]

                                   APPENDIX H

                              TRUSTEE COMPENSATION

The table below sets forth the compensation during the fiscal year ended November 30, 2006 of each trustee from the Fund for serving as trustee, and the aggregate compensation during the calendar year ended December 31, 2006 of each trustee from the Fund Complex for serving as trustee. Two-thirds of the trustees' fees are allocated among the fund within the Fund Complex that are supervised by the trustees of the Fund based on the relative net assets of the fund. One-third of such fees is divided equally among the funds within the Fund Complex that are supervised by the trustees of the Fund.

                                          AGGREGATE COMPENSATION FROM:
                          ------------------------------------------------------------
                                                 PENSION OR        TOTAL COMPENSATION
                                             RETIREMENT BENEFITS      FROM THE FUND
                          COLONIAL INSURED     ACCRUED AS PART     COMPLEX PAID TO THE
                           MUNICIPAL FUND    OF FUND EXPENSES(1)        TRUSTEES
                          ----------------   -------------------   -------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker             $[[_____]              N/A                   $199,000
Janet Langford Kelly          $[[_____]              N/A                   $194,500
Richard W. Lowry(2)           $[[_____]              N/A                   $223,500
Charles R. Nelson             $[[_____]              N/A                   $183,000
John J. Neuhauser(2)          $[[_____]              N/A                   $193,500
Patrick J. Simpson(3)         $[[_____]              N/A                   $183,000
Thomas E. Stitzel(4)          $[[_____]              N/A                   $186,000
Thomas C. Theobald(5)         $[[_____]              N/A                   $274,500
Anne-Lee Verville(6)          $[[_____]              N/A                   $191,500
Richard L. Woolworth(7)       $[[_____]              N/A                   $103,250

INTERESTED TRUSTEE
William E. Mayer(2)           $[[_____]              N/A                   $193,500

(1) The Fund does not provide pension or retirement plan benefits to the trustees.

(2) Total Compensation figures for Messrs. Lowry, Mayer and Neuhauser include trustee fees paid to them by Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. prior to December 15, 2006, at which time those funds ceased to be part of the Columbia Fund Complex.

(3) During the indicated periods, Mr. Simpson deferred all of his compensation from funds in the Columbia Fund Complex, pursuant to the deferred compensation plan. At December 31, 2006, the value of Mr. Simpson's account under that plan was $511,995.

(4) During the indicated periods, Mr. Stitzel deferred $[[____]] from the Fund, and in the calendar year ended December 31, 2006 $116,500 of his total compensation from the Columbia Fund Complex, pursuant to the deferred compensation plan. At December 31, 2006, the value of Mr. Stitzel's account under that plan was $128,397.

(5) During the indicated periods, Mr. Theobald deferred 68% of his compensation from the funds in the Columbia Fund Complex, pursuant to the deferred compensation plan. At December 31, 2006, the value of Mr. Theobald's account under that plan was $584,565.

(6) At December 31, 2006, the value of Ms. Verville's account under the deferred compensation plan was $792,952.

(7)  Mr. Woolworth served as a trustee of the Fund until August 4, 2006.

                                   APPENDIX I

                       TRUSTEE AND NOMINEE SHARE OWNERSHIP

1. BENEFICIAL OWNERSHIP OF EQUITY SECURITIES BY TRUSTEES AND NOMINEES IN THE FUND AND IN FAMILY OF INVESTMENT COMPANIES

The tables below show the dollar range of equity securities of the Fund and the aggregate dollar range of equity securities of all funds in the Fund's "Family of Investment Companies" (as defined in Item 22(a)(1)(iv) of Rule 14a-101 under the Exchange Act) owned by each trustee and each nominee set forth in Proposal 4 as of the Record Date. For purposes of the tables below, the following symbols are applicable:

N   None
A   $1 - $10,000
B   $10,001 - $50,000
C   $50,001 - $100,000
D   Over $100,000

                                 DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND
                         -------------------------------------------------------------
                                                      AGGREGATE DOLLAR RANGE OF EQUITY
                                                      SECURITIES IN ALL FUNDS OVERSEEN
                         COLONIAL INSURED MUNICIPAL    BY TRUSTEE OR NOMINEE IN FAMILY
                                    FUND                   OF INVESTMENT COMPANIES
                         --------------------------   --------------------------------
DISINTERESTED TRUSTEES
Douglas A. Hacker                     N                               D
Janet Langford Kelly                  N                               D
Richard W. Lowry                      N                               D
Charles R. Nelson                     N                               D
John J. Neuhauser                     N                               D
Patrick J. Simpson                    N                               D
Thomas E. Stitzel                     N                               D
Thomas C. Theobald                    N                               D
Anne-Lee Verville                     N                               D

INTERESTED TRUSTEE
William E. Mayer                      N                               C

2. BENEFICIAL OWNERSHIP BY INDEPENDENT TRUSTEES OR DISINTERESTED NOMINEES OF EQUITY SECURITIES IN FUND AFFILIATES

[[No Independent Trustees, disinterested nominee set forth in Proposal 4 or family member of any of the foregoing persons has any beneficial ownership of equity securities in the investment adviser or principal underwriter of the Fund, or in any person in a control relationship with the investment adviser or principal underwriter of the Fund.]]

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!

                    THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

                 YOU CAN VOTE YOUR PROXIES OVER THE INTERNET, BY
          TOUCH-TONE TELEPHONE OR BY MAIL - IT'S EASY AND CONFIDENTIAL.

                   INTERNET AND TELEPHONE VOTING ARE AVAILABLE
                       24 HOURS A DAY, SEVEN DAYS A WEEK.

                   IF YOU ARE VOTING BY INTERNET OR TELEPHONE,
                      YOU SHOULD NOT MAIL YOUR PROXY CARD.

VOTE BY INTERNET:

READ THE PROXY STATEMENT AND HAVE YOUR PROXY CARD AVAILABLE.

GO TO [[WEBSITE]] AND FOLLOW THE ON SCREEN DIRECTIONS.

VOTE BY TOUCH-TONE TELEPHONE:

READ THE PROXY STATEMENT AND HAVE YOUR PROXY CARD AVAILABLE.

CALL TOLL FREE [[NUMBER]] AND FOLLOW THE RECORDED INSTRUCTIONS PROVIDED TO CAST YOUR VOTE.

VOTE BY MAIL:

READ THE PROXY STATEMENT.

VOTE ON EACH PROPOSAL WHERE INDICATED ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENCLOSED ENVELOPE.

IF YOU HAVE ANY QUESTIONS OR CONCERNS, PLEASE CALL [[NUMBER]] FROM [[TIME]] A.M. TO [[TIME]] P.M. EASTERN TIME MONDAY THROUGH FRIDAY, OR FROM [[TIME]] P.M. TO [[TIME]] P.M. EASTERN TIME ON SATURDAY.

             YOU MAY RECEIVE ADDITIONAL PROXIES FOR OTHER ACCOUNTS.
                            THESE ARE NOT DUPLICATES.
                      YOU SHOULD SIGN AND RETURN EACH PROXY
                     IN ORDER FOR YOUR VOTES TO BE COUNTED.

PROXY                             COLONIAL INSURED MUNICIPAL FUND                              PROXY
                         MUNICIPAL AUCTION RATE CUMULATIVE PREFERRED SHARES

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints each of James R. Bordewick, Jr., Michael G. Clarke, Ryan
C. Larrenaga, J. Kevin Connaughton and Christopher L. Wilson as proxies of the undersigned, with power of substitution to each, and hereby authorizes each of them to represent and to vote at the
Annual Meeting of Shareholders of Colonial Insured Municipal Fund (the "Fund"), to be held in
Boston, Massachusetts on Friday, June 22, 2007, and at any adjournments and postponements thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present, as follows below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT
DIRECTION, WILL BE VOTED FOR EACH OF THE NOMINEES AND PROPOSALS SET FORTH BELOW. THIS PROXY WILL BE
VOTED IN THE DISCRETION OF THE HOLDERS AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES AND PROPOSALS SET FORTH BELOW.

                                                  VOTE VIA THE INTERNET: [[WEBSITE]]

                                                  VOTE VIA TOUCH-TONE TELEPHONE: [[NUMBER]]

                                                  999 9999 9999 999

                                                  Please sign exactly as name(s) appear(s) hereon.
                                                  Joint owners should each sign personally. When
                                                  signing as attorney, executor, administrator,
                                                  trustee or guardian, please give full title as
                                                  such. If a corporation, please sign in corporate
                                                  name by President or other authorized officer. If
                                                  a partnership, please sign in partnership name by
                                                  authorized person.


                                                  --------------------------------------------------
                                                  Signature


                                                  --------------------------------------------------
                                                  Signature (if held jointly)

                                                  --------------------------------------------------
                                                  Date

           PLEASE VOTE, DATE AND SIGN ABOVE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                                FOR       AGAINST         ABSTAIN
1.   TO APPROVE A NEW ADVISORY AGREEMENT WITH MASSACHUSETTS     [ ]         [ ]             [ ]
     FINANCIAL SERVICES COMPANY.

                                                                FOR       AGAINST         ABSTAIN
2.   TO APPROVE AN AMENDED AND RESTATED DECLARATION OF          [ ]         [ ]             [ ]
     TRUST.

                                                              FOR ALL   AGAINST ALL   FOR ALL EXCEPT
3A.  TO ELECT TEN TRUSTEES:                                     [ ]         [ ]             [ ]

     01 Robert E. Butler   02 Lawrence H. Cohn    03 David H. Gunning     04 William R. Gutow
     05 Michael Hegarty    06 Robert J. Manning   07 Lawrence T. Perera   08 Robert C. Pozen
     09 J. Dale Sherratt   10 Robert W. Uek

To withhold authority to elect one or more nominees, mark the "FOR ALL EXCEPT" box and write the number(s) or the nominee(s) for whom you wish to withhold authority on the line: ___________________

                                                              FOR ALL   AGAINST ALL   FOR ALL EXCEPT
3B.  TO ELECT TWO TRUSTEES:                                     [ ]         [ ]             [ ]

     01 Laurie J. Thompsen   02 J. Atwood Ives

To withhold authority to elect one or more nominees, mark the "FOR ALL EXCEPT" box and write the number(s) or the nominee(s) for whom you wish to withhold authority on the line: ___________________

                                                              FOR ALL   AGAINST ALL   FOR ALL EXCEPT
4A.  TO ELECT THREE TRUSTEES.:                                  [ ]         [ ]             [ ]

     01 John J. Neuhauser   02 Thomas C. Theobald   03 Anne-Lee Verville

To withhold authority to elect one or more nominees, mark the "FOR ALL EXCEPT" box and write the number(s) or the nominee(s) for whom you wish to withhold authority on the line: ___________________

                                                              FOR ALL   AGAINST ALL   FOR ALL EXCEPT
4B.  TO ELECT TWO TRUSTEES.:                                    [ ]         [ ]             [ ]

     01  Douglas A. Hacker  02  Thomas E. Stitzel

To withhold authority to elect one or more nominees, mark the "FOR ALL EXCEPT" box and write the number(s) or the nominee(s) for whom you wish to withhold authority on the line: ___________________

                     EVERY SHAREHOLDER'S VOTE IS IMPORTANT!
                           VOTE THIS PROXY CARD TODAY!

                    THREE CONVENIENT WAYS TO VOTE YOUR PROXY.

                 YOU CAN VOTE YOUR PROXIES OVER THE INTERNET, BY
          TOUCH-TONE TELEPHONE OR BY MAIL - IT'S EASY AND CONFIDENTIAL.

                   INTERNET AND TELEPHONE VOTING ARE AVAILABLE
                       24 HOURS A DAY, SEVEN DAYS A WEEK.

                   IF YOU ARE VOTING BY INTERNET OR TELEPHONE,
                      YOU SHOULD NOT MAIL YOUR PROXY CARD.

VOTE BY INTERNET:

READ THE PROXY STATEMENT AND HAVE YOUR PROXY CARD AVAILABLE.

GO TO [[WEBSITE]] AND FOLLOW THE ON SCREEN DIRECTIONS.

VOTE BY TOUCH-TONE TELEPHONE:

READ THE PROXY STATEMENT AND HAVE YOUR PROXY CARD AVAILABLE.

CALL TOLL FREE [[NUMBER]] AND FOLLOW THE RECORDED INSTRUCTIONS PROVIDED TO CAST YOUR VOTE.

VOTE BY MAIL:

READ THE PROXY STATEMENT.

VOTE ON EACH PROPOSAL WHERE INDICATED ON THE ENCLOSED PROXY CARD, SIGN AND DATE IT, AND RETURN IT IN THE ENCLOSED ENVELOPE.

IF YOU HAVE ANY QUESTIONS OR CONCERNS, PLEASE CALL [[NUMBER]] FROM [[TIME]] A.M. TO [[TIME]] P.M. EASTERN TIME MONDAY THROUGH FRIDAY, OR FROM [[TIME]] P.M. TO [[TIME]] P.M. EASTERN TIME ON SATURDAY.

             YOU MAY RECEIVE ADDITIONAL PROXIES FOR OTHER ACCOUNTS.
                            THESE ARE NOT DUPLICATES.
                      YOU SHOULD SIGN AND RETURN EACH PROXY
                     IN ORDER FOR YOUR VOTES TO BE COUNTED.

PROXY                             COLONIAL INSURED MUNICIPAL FUND                              PROXY
                                            COMMON SHARES

THIS PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder hereby appoints each of James R. Bordewick, Jr., Michael G. Clarke, Ryan
C. Larrenaga, J. Kevin Connaughton and Christopher L. Wilson as proxies of the undersigned, with power of substitution to each, and hereby authorizes each of them to represent and to vote at the
Annual Meeting of Shareholders of Colonial Insured Municipal Fund (the "Fund"), to be held in
Boston, Massachusetts on Friday, June 22, 2007, and at any adjournments and postponements thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present, as follows below.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN AND, ABSENT
DIRECTION, WILL BE VOTED FOR EACH OF THE NOMINEES AND PROPOSALS SET FORTH BELOW. THIS PROXY WILL BE
VOTED IN THE DISCRETION OF THE HOLDERS AS TO ANY OTHER MATTER.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE FOR EACH OF THE NOMINEES AND PROPOSALS SET FORTH BELOW.

                                                  VOTE VIA THE INTERNET: [[WEBSITE]]

                                                  VOTE VIA TOUCH-TONE TELEPHONE: [[NUMBER]]

                                                  999 9999 9999 999

                                                  Please sign exactly as name(s) appear(s) hereon.
                                                  Joint owners should each sign personally. When
                                                  signing as attorney, executor, administrator,
                                                  trustee or guardian, please give full title as
                                                  such. If a corporation, please sign in corporate
                                                  name by President or other authorized officer. If
                                                  a partnership, please sign in partnership name by
                                                  authorized person.


                                                  --------------------------------------------------
                                                  Signature


                                                  --------------------------------------------------
                                                  Signature (if held jointly)

                                                  --------------------------------------------------
                                                  Date

           PLEASE VOTE, DATE AND SIGN ABOVE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

PLEASE MARK VOTES AS IN THIS EXAMPLE: [X]

                                                                FOR       AGAINST         ABSTAIN
1.   TO APPROVE A NEW ADVISORY AGREEMENT WITH MASSACHUSETTS     [ ]         [ ]             [ ]
     FINANCIAL SERVICES COMPANY.

                                                                FOR       AGAINST         ABSTAIN
2.   TO APPROVE AN AMENDED AND RESTATED DECLARATION OF          [ ]         [ ]             [ ]
     TRUST.

                                                              FOR ALL   AGAINST ALL   FOR ALL EXCEPT
3.   TO ELECT TEN TRUSTEES:                                     [ ]         [ ]             [ ]

     01 Robert E. Butler   02 Lawrence H. Cohn    03 David H. Gunning     04 William R. Gutow
     05 Michael Hegarty    06 Robert J. Manning   07 Lawrence T. Perera   08 Robert C. Pozen
     09 J. Dale Sherratt   10 Robert W. Uek

To withhold authority to elect one or more nominees, mark the "FOR ALL EXCEPT" box and write the number(s) or the nominee(s) for whom you wish to withhold authority on the line: ___________________

                                                              FOR ALL   AGAINST ALL   FOR ALL EXCEPT
4.   TO ELECT THREE TRUSTEES.:                                  [ ]         [ ]             [ ]

     01 John J. Neuhauser   02 Thomas C. Theobald   03 Anne-Lee Verville

To withhold authority to elect one or more nominees, mark the "FOR ALL EXCEPT" box and write the number(s) or the nominee(s) for whom you wish to withhold authority on the line: ___________________